                                                                     Exhibit 4.1

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                                    INDENTURE

                           Dated as of August 24, 1999

                                     Between

                     FEDDERS NORTH AMERICA, INC., as Issuer,

                                       and

                       FEDDERS CORPORATION, as Guarantor,

                                       and

                 STATE STREET BANK AND TRUST COMPANY, as Trustee

                              --------------------

                               Up to $100,000,000

                    9 3/8% Senior Subordinated Notes due 2007

================================================================================

                              CROSS-REFERENCE TABLE

 Trust Indenture                                           Indenture
   Act Section                                              Section
   -----------                                              -------
  ss.310(a)(1) ..........................................  7.10
        (a)(2) ..........................................  7.10
        (a)(3) ..........................................  N.A.
        (a)(4) ..........................................  N.A.
        (a)(5) ..........................................  7.08, 7.10.
        (b) .............................................  7.08; 7.10; 13.02
        (C) .............................................  N.A.
  ss.311(a) .............................................  7.11
        (b) .............................................  7.11
        (c) .............................................  N.A.
  ss.312(a) .............................................  2.05
        (b) .............................................  13.03
        (C) .............................................  13.03
  ss.313(a) .............................................  7.06
        (b)(1) ..........................................  7.06
        (b)(2) ..........................................  7.06
        (c) .............................................  7.06; 13.02
        (d) .............................................  7.06
  ss.314(a) .............................................  4.11; 4.12; 13.02
        (b) .............................................  N.A.
        (c)(1) ..........................................  13.04
        (c)(2) ..........................................  13.04
        (c)(3) ..........................................  N.A.
        (d) .............................................  N.A.
        (e) .............................................  13.05
        (f) .............................................  N.A.
  ss.315(a) .............................................  7.01(b)
        (b) .............................................  7.05; 13.02
        (c) .............................................  7.01(a)
        (d) .............................................  7.01(c)
        (e) .............................................  6.11
  ss.316(a)(last sentence) ..............................  2.09
        (a)(1)(A) .......................................  6.05
        (a)(1)(B) .......................................  6.04
        (a)(2) ..........................................  N.A.
        (b) .............................................  6.07
        (c) .............................................  10.04
  ss.317(a)(1) ..........................................  6.08
        (a)(2) ..........................................  6.09
        (b) .............................................  2.04
  ss.318(a) .............................................  13.01

----------
N.A. means Not Applicable.
NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01. Definitions ...............................................  1
SECTION 1.02. Incorporation by Reference of Trust Indenture Act ......... 16
SECTION 1.03. Rules of Construction ..................................... 16

                                   ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01. Form and Dating ........................................... 17
SECTION 2.02. Execution and Authentication .............................. 18
SECTION 2.03. Registrar and Paying Agent ................................ 19
SECTION 2.04. Paying Agent to Hold Assets in Trust ...................... 19
SECTION 2.05. Securityholder Lists ...................................... 20
SECTION 2.06  Transfer and Exchange ..................................... 20
SECTION 2.07. Replacement Securities .................................... 32
SECTION 2.08. Outstanding Securities .................................... 32
SECTION 2.09. Treasury Securities ....................................... 32
SECTION 2.10. Temporary Securities ...................................... 33
SECTION 2.11. Cancellation .............................................. 33
SECTION 2.12. Defaulted Interest ........................................ 33
SECTION 2.13. CUSIP Number .............................................. 33
SECTION 2.14. Deposit of Moneys ......................................... 33

                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01. Notices to Trustee ........................................ 34
SECTION 3.02. Selection of Securities to Be Redeemed .................... 34
SECTION 3.03. Notice of Redemption ...................................... 35
SECTION 3.04. Effect of Notice of Redemption ............................ 35
SECTION 3.05. Deposit of Redemption Price ............................... 36
SECTION 3.06. Securities Redeemed in Part ............................... 36

                                  ARTICLE FOUR

                                    COVENANTS

SECTION 4.01. Payment of Securities ..................................... 36
SECTION 4.02. Maintenance of Office or Agency ........................... 36
SECTION 4.03. Transactions with Affiliates .............................. 37
SECTION 4.04. Limitation on Incurrence of Indebtedness .................. 38


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

                                                                        Page
                                                                        ----

SECTION 4.05. Limitation on Certain Asset Sales ......................... 38
SECTION 4.06. Limitation on Restricted Payments ......................... 41
SECTION 4.07. Corporate Existence ....................................... 43
SECTION 4.08. Payment of Taxes and Other Claims ......................... 43
SECTION 4.09. Notice of Defaults ........................................ 43
SECTION 4.10. Maintenance of Properties and Insurance ................... 43
SECTION 4.11. Compliance Certificate .................................... 44
SECTION 4.12. Provision of Financial Information ........................ 44
SECTION 4.13. Waiver of Stay, Extension or Usury Laws ................... 44
SECTION 4.14. Change of Control ......................................... 45
SECTION 4.15. Limitation on Senior Subordinated Indebtedness ............ 46
SECTION 4.16. Limitations on Dividend and Other Payment Restrictions
               Affecting Restricted Subsidiaries ........................ 46
SECTION 4.17. Designation of Restricted and Non-Restricted Subsidiaries . 47
SECTION 4.18. Limitation on Liens ....................................... 48
SECTION 4.19. Limitation on Sale and Leaseback Transactions ............. 48
SECTION 4.20. Limitation on Guarantees of Company Indebtedness by
               Restricted Subsidiaries .................................. 48

                                  ARTICLE FIVE

                         MERGERS; SUCCESSOR CORPORATION

SECTION 5.01. Mergers, Consolidation and Sale of Assets ................. 49
SECTION 5.02. Successor Corporation Substituted ......................... 49

                                   ARTICLE SIX

                              DEFAULT AND REMEDIES

SECTION 6.01. Events of Default ......................................... 49
SECTION 6.02. Acceleration .............................................. 51
SECTION 6.03. Other Remedies ............................................ 51
SECTION 6.04. Waiver of Past Default .................................... 51
SECTION 6.05. Control by Majority ....................................... 52
SECTION 6.06. Limitation on Suits ....................................... 52
SECTION 6.07. Rights of Holders to Receive Payment ...................... 53
SECTION 6.08. Collection Suit by Trustee ................................ 53
SECTION 6.09. Trustee May File Proofs of Claim .......................... 53
SECTION 6.10. Priorities ................................................ 53
SECTION 6.11. Undertaking for Costs ..................................... 54

                                  ARTICLE SEVEN

                                     TRUSTEE

SECTION 7.01. Duties of Trustee ......................................... 54
SECTION 7.02. Rights of Trustee ......................................... 55
SECTION 7.03. Individual Rights of Trustee .............................. 56

                                                                        Page
                                                                        ----

SECTION 7.04. Trustee's Disclaimer ...................................... 56
SECTION 7.05. Notice of Defaults ........................................ 56
SECTION 7.06. Reports by Trustee to Holders ............................. 57
SECTION 7.07. Compensation and Indemnity ................................ 57
SECTION 7.08. Replacement of Trustee .................................... 58
SECTION 7.09. Successor Trustee by Merger, etc. ......................... 59
SECTION 7.10. Eligibility; Disqualification ............................. 59
SECTION 7.11. Preferential Collection of Claims Against Company ......... 59

                                  ARTICLE EIGHT

                           SUBORDINATION OF SECURITIES

SECTION 8.01. Securities Subordinated to Senior Indebtedness ............ 59
SECTION 8.02. No Payment on Securities in Certain Circumstances ......... 60
SECTION 8.03. Payment Over of Proceeds upon Dissolution, etc. ........... 61
SECTION 8.04. Subrogation ............................................... 62
SECTION 8.05. Obligations of Company Unconditional ...................... 62
SECTION 8.06. Notice to Trustee ......................................... 63
SECTION 8.07. Reliance on Judicial Order or Certificate of
               Liquidating Agent ........................................ 63
SECTION 8.08. Trustee's Relation to Senior Indebtedness ................. 63
SECTION 8.09. Subordination Rights Not Impaired by Acts or Omissions
               of the Company or Holders of Senior Indebtedness ......... 64
SECTION 8.10. Securityholders Authorize Trustee to Effectuate
               Subordination of Securities .............................. 64
SECTION 8.11. This Article Not to Prevent Events of Default ............. 64
SECTION 8.12. Trustee's Compensation Not Prejudiced ..................... 64
SECTION 8.13. No Waiver of Subordination Provisions ..................... 64
SECTION 8.14. Subordination Provisions Not Applicable to Collateral
               Held in Trust for Securityholders; Payments May Be
               Paid Prior to Dissolution ................................ 65
SECTION 8.15. Acceleration of Securities ................................ 65

                                  ARTICLE NINE

                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 9.01. Discharge of Indenture .................................... 65
SECTION 9.02. Legal Defeasance .......................................... 66
SECTION 9.03. Covenant Defeasance ....................................... 66
SECTION 9.04. Conditions to Legal Defeasance or Covenant Defeasance ..... 66
SECTION 9.05. Deposited Money and U.S. Government Obligations to
               Be Held in Trust; Other Miscellaneous Provisions ......... 68
SECTION 9.06. Reinstatement ............................................. 68
SECTION 9.07. Moneys Held by Paying Agent ............................... 69
SECTION 9.08. Moneys Held by Trustee .................................... 69


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

                                                                        Page
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                                   ARTICLE TEN

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01. Without Consent of Holders ............................... 69
SECTION 10.02. With Consent of Holders .................................. 70
SECTION 10.03. Compliance with Trust Indenture Act ...................... 71
SECTION 10.04. Revocation and Effect of Consents ........................ 71
SECTION 10.05. Notation on or Exchange of Securities .................... 72
SECTION 10.06. Trustee to Sign Amendments, etc. ......................... 72

                                 ARTICLE ELEVEN

                                    GUARANTEE

SECTION 11.01. Unconditional Guarantee .................................. 72
SECTION 11.02. Severability ............................................. 73
SECTION 11.03. Limitation of Guarantor's Liability ...................... 73
SECTION 11.04. Subordination of Subrogation and Other Rights ............ 73
SECTION 11.05. Delivery of Guarantee .................................... 73

                                 ARTICLE TWELVE

                           SUBORDINATION OF GUARANTEE

SECTION 12.01. Guarantee Obligations Subordinated to Guarantor
                Senior Indebtedness ..................................... 74
SECTION 12.02. No Payment on Guarantee in Certain Circumstances ......... 74
SECTION 12.03. Payment Over of Proceeds upon Dissolution, etc. .......... 75
SECTION 12.04. Subrogation .............................................. 76
SECTION 12.05. Obligations of Guarantor Unconditional ................... 77
SECTION 12.06. Notice to Trustee ........................................ 77
SECTION 12.07. Reliance on Judicial Order or Certificate of
                Liquidating Agent ....................................... 78
SECTION 12.08. Trustee's Relation to Guarantor Senior Indebtedness ...... 78
SECTION 12.09. Subordination Rights Not Impaired by Acts or Omissions
                of the Guarantor or Holders of Guarantor Senior
                Indebtedness ............................................ 78
SECTION 12.10. Securityholders Authorize Trustee to Effectuate
                Subordination of Guarantee .............................. 78
SECTION 12.11. This Article Not to Prevent Events of Default ............ 79
SECTION 12.12. Trustee's Compensation Not Prejudiced .................... 79
SECTION 12.13. No Waiver of Guarantee Subordination Provisions .......... 79
SECTION 12.14. Payments May Be Paid Prior to Dissolution ................ 79

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

SECTION 13.01. Trust Indenture Act Controls ............................. 80
SECTION 13.02. Notices .................................................. 80
SECTION 13.03. Communications by Holders with Other Holders ............. 81


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                                                                        Page
                                                                        ----

SECTION 13.04. Certificate and Opinion as to Conditions Precedent ....... 81
SECTION 13.05. Statements Required in Certificate or Opinion ............ 81
SECTION 13.06. Rules by Trustee, Paying Agent, Registrar ................ 82
SECTION 13.07. Governing Law ............................................ 82
SECTION 13.08. No Recourse Against Others ............................... 82
SECTION 13.09. Successors ............................................... 82
SECTION 13.10. Counterpart Originals .................................... 82
SECTION 13.11. Severability ............................................. 82
SECTION 13.12. No Adverse Interpretation of Other Agreements ............ 83
SECTION 13.13. Legal Holidays ........................................... 83

SIGNATURES ..............................................................S-1

EXHIBIT A      Form of Security .........................................A-1
EXHIBIT B      Form of Certificate of Transfer ..........................B-1
EXHIBIT C      Form of Certificate of Exchange ..........................C-1
EXHIBIT D      Form of Certificate from Acquiring
               Institutional Accredited Investor ........................D-1

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NOTE:  This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

            INDENTURE dated as of August 24, 1999, between FEDDERS NORTH AMERICA, INC., a Delaware corporation (the "Company"), FEDDERS CORPORATION, a Delaware corporation (the "Guarantor"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as trustee (the "Trustee").

            Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01. Definitions.

            "1997 Notes" means the Company's existing 9 3/8% Senior Subordinated Notes due 2007, originally issued on August 18, 1997, as to which the Securities are pari passu.

            "Acceleration Notice" see Section 6.02.

            "Additional Securities" means, subject to the Company's compliance with Section 4.04, 9 3/8% Senior Subordinated Notes due 2007 issued from time to time after August 24, 1999 under the terms of this Indenture (other than those issued pursuant to Section 2.06, 2.07, 2.10, 3.06, 4.05, 4.14 or 10.05 of this
Indenture).

            "Affiliate" means any of the following: (i) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, (ii) any spouse, immediate family member or other relative who has the same principal residence as any Person described in clause
(i) above, (iii) any trust in which any such Person described in clause (i) or
(ii) above has a beneficial interest, and (iv) any corporation or other organization of which any such Person described above collectively owns 10% or more of the equity of such entity.

            "Affiliate Transaction" see Section 4.03.

            "Agent" means any Registrar, Paying Agent or co-Registrar.

            "Applicable Procedures" means, with respect to any transfer or exchange of, or for beneficial interests in, any Global Security, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

            "Asset Sale" means the sale, lease, conveyance or other disposition by the Company or a Restricted Subsidiary of assets or property whether owned on August 18, 1997 or thereafter acquired, in a single transaction or in a series of related transactions; provided that Asset Sales will not include such sales, leases, conveyances or dispositions in connection with (i) the surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind, (ii) the sale of inventory in the ordinary course of business, (iii) a sale-leaseback of assets within one year following the acquisition of such assets, (iv) the grant of any license of patents, trademarks, registration therefor and other similar intellectual prop-erty, (v) a transfer of assets by the Company or a Restricted Subsidiary to the Company or a Restricted Subsidiary, (vi) the designation of a Restricted Subsidiary as a Non-Restricted Subsidiary pursuant to Section 4.17, (vii) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company as permitted under Section 5.01, (viii) the sale or disposition of obsolete equipment or other obsolete assets, (ix) Restricted Payments permitted by Section 4.06 or (x) the exchange of assets for other non-cash assets that (a) are useful in the business of the Company and its Restricted Subsidiaries and (b) have a fair market value at least equal to the fair market value of the assets being exchanged (as determined in good faith by the Board of Directors or the board of directors of the Restricted Subsidiary which owns such assets).

            "Asset Sale Disposition Date" see Section 4.05.

            "Asset Sale Offer" see Section 4.05.

            "Asset Sale Purchase Date" see Section 4.05.

            "Asset Sale Trigger Date" see Section 4.05.

            "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

            "Bankruptcy Law" see Section 6.01.

            "Board of Directors" means the Company's board of directors or any authorized committee of such board of directors.

            "Broker-Dealer" means any broker-dealer that receives Series B Securities for its own account in an Exchange Offer in exchange for Series A Securities that were acquired by such broker-dealer as a result of market-making or other trading activities.

            "Business Day" means a day (other than a Saturday or Sunday) on which the Depositary and banks in New York, and banks in the city in which the Corporate Trust Office of the Trustee is located, are open for business.

            "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including any Preferred Stock.

            "Cash Flow" means, for any given period and Person, the sum of, without duplication, Consolidated Net Income, plus (a) any provision for taxes based on income or profits to the extent such income or profits were included in computing Consolidated Net Income, plus (b) Consolidated Interest Expense, to the extent deducted in computing Consolidated Net Income, plus (c) the amortization of all intangible assets, to the extent such amortization was deducted in computing Consolidated Net Income (including, but not limited to, inventory write-ups, goodwill, debt and financing costs), plus (d) all depreciation and all other non-cash charges (including, without limitation, those charges relating to purchase accounting adjustments and LIFO adjustments), to the extent deducted in computing Consolidated Net Income, plus (e) any interest income, to the extent such income was not included in computing Consolidated Net Income, plus (f) all dividend payments on Preferred Stock (whether or not paid in cash) to the extent deducted in computing Consolidated Net Income; provided, however, that, if any such calculation includes any period during which an acquisition or sale of a Person or the incurrence or repayment of Indebtedness occurred, then such calculation for such period shall be made on a Pro Forma Basis.

            "Cash Flow Coverage Ratio" means, for any given period and Person, the ratio of: (i) Cash Flow, divided by (ii) the sum of Consolidated Interest Expense (except dividends paid or payable in additional shares of Capital Stock (other than Disqualified Stock)) in each case, without duplication; provided, however, that if any such calculation includes any period during which an acquisition or sale of a Person or the incurrence or repayment of Indebtedness occurred, then such calculation for such period shall be made on a Pro Forma Basis.

            "CEDEL" means Cedel Bank, Societe Anonyme (or any successor securities clearing agency).

            "Change of Control" means the occurrence of any of the following:
(i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Existing Stockholders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the Company or of the Guarantor; or (ii) the Company or the Guarantor consolidates with, or merges with or into, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with, or merges with or into, the Company or the Guarantor, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company or of the Guarantor is converted into or exchanged for cash, securities or other property, other than any such transaction where
(A) the outstanding Voting Stock of the Company or of the Guarantor is converted into or exchanged for (1) Voting Stock (other than Disqualified Stock) of the surviving or transferee corporation or (2) cash, securities and other property in an amount which could be paid by the Company as a Restricted Payment under the Indenture and (B) immediately after such transaction no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Existing Stockholders, is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation; or (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors or the board of directors of the Guarantor (together with any new directors whose election by such Board of Directors or the board of directors of the Guarantor whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who are entitled to vote to elect such new director and were either directors at the beginning of such period or persons whose election as directors or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors or the board of directors of the Guarantor then in office.

            "Change of Control Offer" see Section 4.14.

            "Change of Control Purchase Date" see Section 4.14.

            "Change of Control Trigger Date" see Section 4.14.

            "Commission" means the Securities and Exchange Commission.

            "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, a Vice President or its Treasurer, and by an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Consolidated Interest Expense" means, for any given period and Person, the aggregate of (i) the interest expense in respect of all Indebtedness of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP (including amortization of original issue discount on any such Indebtedness, all non-cash interest payments, the interest portion of any deferred payment obligation and the interest component of capital lease obligations, but excluding amortization of deferred financing fees if such amortization would otherwise be included in interest expense) and (ii) the product of (a) all cash dividend payments (and non-cash dividend payments in the case of a Person that is a Restricted Subsidiary) on any series of Preferred Stock of such Person and its Restricted Subsidiaries payable to a party other than the Company or a wholly owned Subsidiary, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, on a consolidated basis and in accordance with GAAP; provided, however, that for the purpose of the Cash Flow Coverage Ratio, Consolidated Interest Expense shall be calculated on a Pro Forma Basis.

            "Consolidated Net Income" means, for any given period and Person, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that: (i) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (ii) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person, (iii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (iv) the cumulative effect of a change in accounting principles shall be excluded, (v) income or loss attributable to discontinued operations shall be excluded and (vi) all other extraordinary, unusual or nonrecurring gains or losses shall be excluded; provided, however, that for purposes of determining the Cash Flow Coverage Ratio, Consolidated Net Income shall be calculated on a Pro Forma Basis.

            "Consolidated Net Worth" means, with respect to any Person at any date, the sum of (i) the consolidated stockholders' equity of such Person less the amount of such stockholders' equity attributable to Disqualified Stock of such Person and its Subsidiaries (Restricted Subsidiaries, in the case of the Company), as determined on a consolidated basis in accordance with GAAP consistently applied and (ii) the amount of any Preferred Stock of such Person not included in the stockholders' equity of such Person in accordance with GAAP, which Preferred Stock does not constitute Disqualified Stock.

            "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 13.02 or such other address as the Trustee may give notice to the Company.

            "Covenant Defeasance Option" see Section 9.02.

            "Credit Agreement" means collectively, the Accounts Financing Agreement between Columbia Specialties, Inc. and Congress Financial Corporation dated December 23, 1992, and the Accounts Financing Agreement by and among Fedders North America, Inc., Emerson Quiet Kool Corporation and Congress Financial Corporation dated December 23, 1992, together with all loan documents and instruments thereunder (including, without limitation, any guarantee agreements, covenant supplements and security documents), in each case as such agreements have been or may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including, without limitation, increasing the amount of available borrowings thereunder, and all Obligations with respect thereto, in each case, to the extent permitted by Section 4.04 or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

            "Custodian" see Section 6.01.

            "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

            "defeasance trust" see Section 9.04.

            "Definitive Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A that do not include the information called for by footnote 1 and 6 thereof.

            "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Securities, until a successor shall have been appointed and become such Depositary pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

            "Designated Guarantor Senior Indebtedness" means (i) the guarantee by the Guarantor of any Indebtedness outstanding under the Credit Agreement and
(ii) any other Guarantor Senior Indebtedness of the Guarantor the principal amount of which is $20,000,000 or more.

            "Designated Senior Indebtedness" means (i) any Indebtedness outstanding under the Credit Agreement and (ii) any other Senior Indebtedness permitted under this Indenture the principal amount of which is $20,000,000 or more and that has been designated by the Company as Senior Indebtedness.

            "Disposition" see Section 5.01.

            "Disqualified Stock" with respect to any Person means any Capital Stock or Equity Interests that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part on, or prior to, the maturity date of the Securities, or any Capital Stock or Equity Interests in any Restricted Subsidiary of such Person.

            "Distribution Compliance Period" means the period as defined in Regulation S; provided that promptly after the expiration of such period, the Company shall give written notice thereof, identifying therein the day on which such period expires.

            "Equity Interests" means Capital Stock or partnership interests or warrants, options or other rights to acquire Capital Stock or partnership interests (but excluding (i) any debt security that is convertible into, or exchangeable for, Capital Stock or partnership interests, and (ii) any other Indebtedness or Obligation).

            "Equity Offering" means a public or private offering by the Company or the Guarantor for cash of Capital Stock or other Equity Interests and all warrants, options or other rights to acquire Capital Stock, other than an offering of Disqualified Stock.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor, as operator of the Euroclear system.

            "Event of Default" see Section 6.01.

            "Excess Proceeds" see Section 4.05.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

            "Exchange Offer" means an offer that may be made by the Company pursuant to a Registration Rights Agreement to exchange Series B Securities for Series A Securities.

            "Exchange Offer Registration Statement" has the meaning given to such term in a Registration Rights Agreement.

            "Existing Stockholders" means the officers and directors of each of the Company and the Guarantor on August 18, 1997 and their respective Affiliates and family members and trusts for the benefit of any of the foregoing.

            "Final Maturity Date" means August 15, 2007.

            "GAAP" means generally accepted accounting principles, consistently applied, as in effect in the United States from time to time. All financial and accounting determinations and calculations under the Indenture will be made in accordance with GAAP.

            "Global Security" means a Security that is the form of the Security attached hereto as Exhibit A that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 6 to such Exhibit A.

            "Global Security Legend" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Securities issued under this Indenture.

            "Guarantee" means the guarantee of the Obligations of the Company with respect to the Securities by the Guarantor pursuant to the terms of Article 11 hereof.

            "Guaranteed Obligations" see Section 11.01.

            "Guarantor" means Fedders Corporation, the sole stockholder of the Company.

            "Guarantor Blockage Period" see Section 12.02(a).

            "Guarantor Payment Blockage Notice" see Section 12.02(a).

            "Guarantor Senior Indebtedness" means, with respect to the Guarantor, the Guarantor's guarantee of the Company's obligations under the Credit Agreement and any other Indebtedness of the Guarantor (other than as otherwise provided in this definition), whether outstanding on August 18, 1997 or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Guarantee. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" will not include
(i) Indebtedness evidenced by the Guarantee; (ii) Indebtedness of the Guarantor that is subordinate or junior in right of payment to any other Indebtedness of the Guarantor; (iii) Indebtedness of the Guarantor which, when incurred and without respect to any other election under Section 1111(b) of the Bankruptcy Law, is without recourse to the Guarantor; (iv) Indebtedness which is represented by Disqualified Stock of the Guarantor; (v) any liability for foreign, federal, state, local or other taxes owed or owing by the Guarantor;
(vi) Indebtedness of the Guarantor to a Subsidiary or any other Affiliate of the Guarantor or any of such Affiliate's subsidiaries; (vii) that portion of any Indebtedness which, when incurred, is issued in violation of this Indenture; and
(viii) trade payables owed or owing by the Guarantor.

            "Hedging Obligations" means, with respect to any Person, the Obligations of such Persons under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, (ii) foreign exchange contracts, currency swap agreements or similar agreements, and (iii) other agreements or arrangements designed to protect such Person against fluctuations, or otherwise to establish financial hedges in respect of, exchange rates, currency rates or interest rates.

            "Holder," "holder of Securities," "Securitvholders" or other similar terms mean the registered holder of any Security.

            "Indebtedness" means, with respect to any Person, (i) any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the deferred and unpaid balance of the purchase price of any property (including pursuant to capital leases), except any such balance that constitutes an accrued expense or a trade payable, and any Hedging Obligations, if and to the extent such indebtedness (other than a Hedging Obligation) would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP, and also includes, to the extent not otherwise included, the guarantee of items that would be included within this definition; (ii) Disqualified Stock of such Person; or (iii) Preferred Stock issued by a Restricted Subsidiary of such Person.

            "Indenture" means this Indenture as amended or supplemented from time to time.

            "Indirect Participant" means, with respect to the Depositary, Euroclear or Cedel, a Person that clears through or maintains a direct or indirect custodial relationship with a Participant.

            "Initial Purchaser" means (i) with respect to the Series A Securities issued on August 24, 1999, Donaldson, Lufkin & Jenrette Securities Corporation and (ii) with respect to each issuance of Additional Securities, the Person(s) purchasing such Additional Securities under the related Purchase Agreement.

            "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 50l(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

            "Interest Payment Date" means each semiannual interest payment date on February 15 and August 15 of each year.

            "Interest Record Date" for the interest payable on any Interest Payment Date (except a date for payment of defaulted interest) means the February 1 or August 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

            "Investment" means any capital contribution to, or other debt or equity investment in, any Person. For the purposes of Section 4.06, the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Company or any of its Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of dividends or distributions in connection with such investment or any other amounts received by the Company or any Restricted Subsidiary in respect of such Investment to the extent not included in Consolidated Net Income.

            "issue" means create, issue, assume, guarantee, incur or otherwise become directly or indirectly liable for any Indebtedness or Capital Stock, as applicable; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be issued by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary. For this definition, the terms "issuing," "issuer," "issuance" and "issued" have meanings correlative to the foregoing.

            "Legal Defeasance Option" see Section 9.02.

            "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Securities for use by such Holders in connection with an Exchange Offer.

            "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

            "Liquidated Damages" has the meaning provided in the Registration Rights Agreement.

            "Net Income" means, with respect to any Person, the net income
(loss) of such Person, determined in accordance with GAAP, excluding, however, any gain or loss, together with any related provision for taxes, realized in connection with any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions).

            "Net Proceeds" means, with respect to any Asset Sale, the aggregate amount of cash proceeds (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, and including any amounts received as disbursements or withdrawals from any escrow or similar account established in connection with any such Asset Sale, but, in either such case, only as and when so received) received by the Company or any of its Restricted Subsidiaries in respect of such Asset Sale, net of: (i) the cash expenses of such Asset Sale (including, without limitation, the payment of principal of, and premium, if any, and interest on, Indebtedness required to be paid as a result of such Asset Sale (other than the Securities) and legal, accounting, management and advisory and investment banking fees and sales commissions), (ii) taxes paid or payable as a result thereof, and (iii) any portion of cash proceeds that the Company determines in good faith should be reserved for post-closing adjustments, it being understood and agreed that on the day that all such post-closing adjustments have been determined, the amount (if any) by which the reserved amount in respect of such Asset Sale exceeds the actual post-closing adjustments payable by the Company or any of its Restricted Subsidiaries shall constitute Net Proceeds on such date.

            "New York Presenting Agent" see Section 4.02.

            "Non-Restricted Subsidiary" means any Subsidiary of the Company other than a Restricted Subsidiary.

            "Obligations" means, with respect to any Indebtedness, all principal, interest, premiums, penalties, fees, indemnities, expenses (including legal fees and expenses), reimbursement obligations and other liabilities payable to the holder of such Indebtedness under the documentation governing such Indebtedness, and other claims of such holder arising in respect of such Indebtedness.

            "Officer" means the Chairman, the Vice Chairman, the President, any Vice President, the Chief Financial Officer, or the Secretary of the Company.

            "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company complying with Sections 13.04 and 13.05.

            "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

            "Other Company Indebtedness Guarantee" see Section 4.20.

            "Other Permitted Indebtedness" means (i) Indebtedness of the Company and its Restricted Subsidiaries existing as of August 18, 1997 and all related Obligations as in effect on such date; (ii) Indebtedness of the Company and its Restricted Subsidiaries in respect of bankers acceptances and letters of credit (including, without limitation, letters of credit in respect of workers' compensation claims) issued in the ordinary course of business, or other Indebtedness in respect of reimbursement-type obligations regarding workers' compensation claims; (iii) Refinancing Indebtedness; provided that: (A) the principal amount of such Refinancing Indebtedness shall not exceed the outstanding principal amount of Indebtedness (including unused commitments) extended, refinanced, renewed, replaced, substituted or refunded plus any amounts incurred to pay premiums, fees and expenses in connection therewith, and (B) the Refinancing Indebtedness shall have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being extended, refinanced, renewed, replaced, substituted or refunded; (iv) intercompany Indebtedness of and among the Company and its wholly owned Restricted Subsidiaries (excluding guarantees by Restricted Subsidiaries of Indebtedness of the Company not issued in compliance with
Section 4.20); (v) Indebtedness of any Non-Restricted Subsidiary created after August 18, 1997; provided that such Indebtedness is nonrecourse to the Company and its Restricted Subsidiaries and the Company and its Restricted Subsidiaries have no Obligations with respect to such Indebtedness; (vi) Indebtedness of the Company and its Restricted Subsidiaries under Hedging Obligations; (vii) Indebtedness of the Company and its Restricted Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts, which will not be, and will not be deemed to be, inadvertent) drawn against insufficient funds in the ordinary course of business; (viii) guarantees by a Restricted Subsidiary of Indebtedness of the Company if the Indebtedness so guaranteed is permitted under this Indenture and the Securities are guaranteed by such Restricted Subsidiary to the extent required by Section 4.20; (ix) Indebtedness of the Company and its Restricted Subsidiaries in connection with performance, surety, statutory, appeal or similar bonds in the ordinary course of business;
(x) intercompany Indebtedness of the Company to the Guarantor; provided such Indebtedness does not bear interest; and (xi) the 1997 Notes.

            "Owner Securities Certification" see Section 2.01.

            "Participant" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depositary Trust Company, shall include Euroclear and Cedel).

            "Paying Agent" see Section 2.03.

            "Payment Blockage Notice" see Section 8.02(a).

            "Payment Blockage Period" see Section 8.02(a).

            "Permitted Liens" means with respect to the Company and its Restricted Subsidiaries, (i) Liens for taxes, assessments, governmental charges or claims which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor; (ii) statutory Liens of landlords and carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor; (iii) Liens incurred on deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) Liens incurred on deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return of money bonds and other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (v) easements, rights-of-way, zoning or other restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Company or any of its Restricted Subsidiaries incurred in the ordinary course of business; (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (vii) judgment and attachment Liens not giving rise to an Event of Default; (viii) leases or subleases granted to others not interfering in any material respect with the business of the Company or any of its Restricted Subsidiaries; (ix) Liens securing Indebtedness under Hedging Obligations; (x) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements; (xi) Liens arising out of consignment or similar arrangements for the sale of goods entered into by the Company or its Restricted Subsidiaries in the ordinary course of business; (xii) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xiii) Liens existing on August 18, 1997 and any extensions, refinancings, renewals, replacements, substitutions or refundings thereof; (xiv) any Lien granted to the Trustee and any substantially equivalent Lien granted to any trustee or similar institution under any indenture for the 1997 Notes or any Senior Indebtedness permitted by the terms of this Indenture;
(xv) Liens securing Senior Indebtedness or Indebtedness of a Restricted Subsidiary if such Indebtedness is incurred pursuant to the Credit Agreement or is permitted to be incurred pursuant to paragraph (a) of Section 4.04; (xvi) Liens securing Indebtedness of the Company and its Restricted Subsidiaries in connection with capital leases, sale and leaseback transactions, purchase money obligations, capital expenditures or similar financing transactions, which Indebtedness is permitted under Section 4.04 or 4.19; (xvii) Liens on property existing at the time of acquisition thereof by the Company or a Restricted Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such acquisition; and (xviii) additional Liens at any one time outstanding in respect of properties or assets where aggregate fair market value does not exceed $2,000,000 (the fair market value to be determined on the date such Lien is granted on such properties or assets).

            "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

            principal" of a debt security means the principal of the security, plus, when appropriate, the premium, if any, on the security.

            "Private Placement Legend" means the legend set forth in Section 2.06(g)(i), which is required to be placed on all Securities issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

            "Pro Forma Basis" means, for purposes of determining Consolidated Net Income in connection with the Cash Flow Coverage Ratio (including in connection with Sections 4.06, 4.17 and 5.01, the incurrence of Indebtedness pursuant to paragraph (a) of Section 4.04 and Consolidated Net Worth for purposes of Section 5.01), giving pro forma effect to (x) any acquisition or sale of a Person, business or asset, related incurrence, repayment or refinancing of Indebtedness or other related transactions, including any Restructuring Charges which would otherwise be accounted for as an adjustment permitted by Regulation S-X under the Securities Act or on a pro forma basis under GAAP, or (y) any incurrence, repayment or refinancing of any Indebtedness and the application of the proceeds therefrom, in each case, as if such acquisition or sale and related transactions, restructurings, consolidations, cost savings, reductions, incurrence, repayment or refinancing were realized on the first day of the relevant period permitted by Regulation S-X under the Securities Act or on a pro forma basis under GAAP. Furthermore, in calculating the Cash Flow Coverage Ratio, (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the determination date and which will con-tinue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the determination date; (2) if interest on any Indebtedness actually incurred on the determination date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the determination date will be deemed to have been in effect during the relevant period; and (3) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to interest rate swaps or similar interest rate protection Hedging Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

            "Purchase Agreement" means (i) with respect to the Series A Securities issued on August 24, 1999, the Purchase Agreement dated August 19, 1999 between the Company, the Guarantor and the Initial Purchaser and (ii) with respect to each issuance of Additional Securities, the Purchase Agreement or underwriting agreement among the Company, the Guarantor and the Persons purchasing such Additional Securities.

            "Qualified Institutional Buyer" or "QIB" means a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act.

            "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

            redemption price," when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture as set forth in the form of Security annexed hereto as Exhibit A.

            "Refinancing Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries issued or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute for or refund the Securities or Indebtedness contemplated by clause (i) of the definition of Other Permitted Indebtedness or any Indebtedness issued to so extend, refinance, renew, replace, substitute for or refund such Indebtedness.

            "Reg S Global Security" means a Reg S Temporary Global Security or Reg S Permanent Global Security.

            "Reg S Permanent Global Security" means a permanent Global Security in the form of Exhibit A hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Reg S Temporary Global Security upon expiration of the Distribution Compliance Period.

            "Reg S Temporary Global Security" means a temporary Global Security in the form of Exhibit A hereto bearing the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Securities initially sold in reliance on Rule 903 of Regulation S.

            "Register" see Section 2.03.

            "Registrar" see Section 2.03.

            "Registration" means the registration of an Exchange Offer by the Company and the Guarantor or other registration of the Securities under the Securities Act pursuant to and in accordance with the terms of a Registration Rights Agreement.

            "Registration Rights Agreement" means (i) with respect to the Series A Securities issued on August 24. 1999, the Registration Rights Agreement dated as of August 24, 1999 between the Company, the Guarantor and the Initial Purchaser and (ii) with respect to each issuance of Additional Securities issued in transactions exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Company, any guarantors thereunder and the Persons purchasing such Additional Securities under the related Purchase Agreement.

            "Registration Statement" means the registration statement(s) as defined and described in a Registration Rights Agreement.

            "Regulation S" means Regulation S under the Securities Act.

            "Restricted Definitive Security" means a Definitive Security bearing the Private Placement Legend.

            "Restricted Global Security" means a Global Security bearing the Private Placement Legend.

            "Restricted Investment" means any Investment in any Person; provided that Restricted Investments will not include: (i) Investments in marketable securities and other negotiable instruments permitted by the Indenture; (ii) Investments in the Company; (iii) Investments in any Restricted Subsidiary or in a Person that becomes a Restricted Subsidiary as a result of such investment (provided that any Investment in a Restricted Subsidiary or in a Person that becomes a Restricted Subsidiary is made for fair market value (as determined by the Board of Directors in good faith)); or (iv) Investments which existed on August 18, 1997. The amount of any Restricted Investment shall be the amount of cash and the fair market value at the time of transfer of all other property (as determined by the Board of Directors in good faith) initially invested or paid for such Restricted Investment, plus all additions thereto, without any adjustments for increases or decreases in value of or write-ups, write-downs or write-offs with respect to, such Restricted Investment.

            "Restricted Payments" see Section 4.06.

            "Restricted Security" means a Security, unless or until it has been
(i) effectively registered under the Securities Act and issued or disposed of in accordance with the registration statement covering it or (ii) distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

            "Restricted Subsidiary" means: (i) any Subsidiary of the Company existing on August 18, 1997, and (ii) any other Subsidiary of the Company formed, acquired or existing after August 18, 1997 that is designated as a "Restricted Subsidiary" by the Company pursuant to a resolution approved by a majority of the Board of Directors; provided, however, that the term Restricted Subsidiary shall not include any Subsidiary of the Company that has been redesignated by the Company pursuant to a resolution approved by a majority of the Board of Directors as a Non-Restricted Subsidiary in accordance with Section
4.17 unless such Subsidiary shall have subsequently been redesignated a Restricted Subsidiary in accordance with clause (ii) of this definition.

            "Restructuring Charges" means any charges or expenses in respect of restructuring or consolidating any business, operations or facilities, any compensation or headcount reduction, or any other cost savings, of any Persons or businesses either alone or together with the Company or any Restricted Subsidiary, as permitted by GAAP or Regulation S-X under the Securities Act.

            "Rule 144A" means Rule 144A under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

            "Securities" means, collectively, the Series A Securities and the Series B Securities, all of which should be treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms of this Indenture.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

            "Securities Custodian" means the Trustee, as custodian with respect to the Global Securities, or any successor entity thereto.

            "Senior Indebtedness" means the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, whether outstanding on August 18, 1997 or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, all monetary obligations (including guarantees thereof) of every nature of the Company under the Credit Agreement, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities and the guarantee of any obligations owing by any Subsidiary under the Credit Agreement. "Senior Indebtedness" shall not include (i) any Indebtedness of the Company to a Subsidiary of the Company, (ii) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of either the Company or any Subsidiary of the Company (including, without limitation, amounts owed for compensation), (iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services, (iv) Indebtedness represented by Disqualified Stock, (v) any liability for federal, state, local or other taxes owed or owing by the Company, (vi) that portion of any Indebtedness incurred in violation of the Indenture provisions set forth in
Section 4.04 and (vii) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company.

            "Series A Securities" means (a) $50.0 million principal amount of 9 3/8% Senior Subordinated Notes due 2007 of the Company issued pursuant to this Indenture and sold pursuant to the Purchase Agreement on August 24, 1999, and
(b) Additional Securities, if any, issued in the form of 9 3/8% Senior Subordinated Notes due 2007, Series A, or other series of 9 3/8% Senior Subordinated Notes due 2007 in a transaction exempt from the registration requirements of the Securities Act.

            "Series B Securities" means (a) 9 3/8% Senior Subordinated Notes due 2007 of the Company to be issued pursuant to this Indenture in exchange for the Series A Securities pursuant to an Exchange Offer and a Registration Rights Agreement and (b) Additional Securities, if any, issued in the form of 9 3/8% Senior Subordinated Notes due 2007, Series B, or other series of 9 3/8% Senior Subordinated Notes due 2007 in a transaction registered under the Securities Act.

            "Services Agreement" means the Services Agreement dated as of July 31, 1997 between the Company and the Guarantor.

            "Shelf Registration Statement" shall have the meaning set forth in a Registration Rights Agreement.

            "Significant Subsidiary" means any Restricted Subsidiary of the Company that would be a "significant subsidiary" as defined in clause (2) of the definition of such term in Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act.

            "Subsidiary" of any Person means any entity of which the Equity Interests entitled to cast at least a majority of the votes that may be cast by all Equity Interests having ordinary voting power for the election of directors or other governing body of such entity are owned by such Person (regardless of whether such Equity Interests are owned directly by such Person or through one or more Subsidiaries).

            "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss.77aaa-77bbb), as amended, as in effect on the date of this Indenture, except as provided in Section 10.03.

            "Transfer Restricted Securities" means Securities that bear or are required to bear the Private Placement Legend, the Global Note Legend or the Reg S Temporary Global Note Legend set forth in Section 2.06 hereof.

            "Trust Officer" means any officer within the corporate trust department (or any successor group) of the Trustee including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

            "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

            "U.S. Global Security" means a Global Security in the form of Exhibit A hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Securities sold in reliance on Rule 144A.

            "U.S. Government Obligations" means direct non-callable obligations of the United States of America for the payment of which the full faith and credit of the United States is pledged.

            "U.S. Person" means a "U.S. person" as defined in Rule 902 under the Securities Act.

            "Unrestricted Definitive Security" means one or more Definitive Securities that do not bear and are not required to bear the Private Placement Legend.

            "Unrestricted Global Security" means a permanent Global Security in the form of Exhibit A attached hereto that bears the Global Security Legend and that has the "Schedule of Exchanges of Definitive Securities" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Securities that do not bear the Private Placement Legend.

            "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect the board of directors.

            "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the sum of the product(s) obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

SECTION 1.02. Incorporation by Reference of Trust Indenture Act.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "indenture securities" means the Securities.

            "indenture security holder" means a Securityholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the indenture securities means the Company or any other obligor on the Securities.

            All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03. Rules of Construction.

            Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect from time to time, and any other reference in this Indenture to "generally accepted accounting principles" refers to GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and words in the plural include the singular;

                  (5) provisions apply to successive events and transactions;
      and

                  (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01. Form and Dating.

            The Securities and the Trustee's certificate of authentication with respect thereto shall be substantially in the form of Exhibit A hereto. The Securities may have notations, legends or endorsements (including notations relating to the Guarantee) required by law, stock exchange rule or usage. The Company and the Trustee shall approve the form of the Securities and any notation, legend or endorsement (including notations relating to the Guarantee) on them. Each Security shall be dated the date of its authentication, shall bear interest from the applicable date which shall be payable on each Interest Payment Date as long as such Security is outstanding and shall be payable on the Final Maturity Date.

            The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

            (a) Securities offered and sold in their initial distribution to Qualified Institutional Buyers in reliance on Rule 144A or in offshore transactions in reliance on Regulation S and (b) Additional Securities issued in the form of Series B Securities may, unless the applicable Holder requests Securities in the form of Definitive Securities, which shall be substantially in the form of Exhibit A, be initially issued in the form of Global Securities in fully registered form without interest coupons, substantially in the form of Exhibit A, with such applicable legends as are provided for in Exhibit A.

            Securities offered and sold in their initial distribution to Qualified Institutional Buyers in reliance on Rule 144A shall be issued in the form of one or more U.S. Global Securities which shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit by the Depositary to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct).

            Securities offered and sold in reliance on Regulation S shall initially be in the form of one or more Reg S Temporary Global Securities which shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at the Depositary by or on behalf of Euroclear or CEDEL.

            Additional Securities offered and sold in their initial distribution in the form of Series B Securities in a transaction registered under the Securities Act shall initially be in the form of one or more Unrestricted Global Securities which shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit by the Depositary to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct).

            Securities issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Security Legend and the "Schedule of Exchanges of Definitive Securities" attached thereto). Securities issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Security Legend and without the "Schedule of Exchanges of Definitive Securities" attached thereto). Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Securities from time to time endorsed thereon and that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented thereby shall be made by the Trustee or the Securities Custodian, at the direction of the Company, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

SECTION 2.02. Execution and Authentication.

            Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Securities for the Company by manual or facsimile signature.

            If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless. Each execution of a Security by the Company shall be accompanied by the execution of a Guarantee by the Guarantor (and by any Restricted Subsidiary that guarantees Indebtedness of the Company pursuant to Section 4.20).

            A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

            Upon receipt of a written order of the Company in the form of an Officers' Certificate, on August 24, 1999 the Trustee shall authenticate Series A Securities for original issue in the aggregate principal amount not to exceed $50,000,000. In addition, subject to Section 4.04, from time to time, the Trustee shall authenticate Additional Securities for original issue after August 24, 1999 in an aggregate principal amount not to exceed $50,000,000 upon receipt of a written order of the Company in the form of an Officers' Certificate. Each such Officers' Certificate shall specify the amount of Securities to be authenticated, the series of Securities and the date on which the Securities are to be authenticated, and, in the case of issuance of Additional Se-curities pursuant to Section 2.15 after August 24, 1999, shall certify that such issuance is not prohibited by Section 4.04. The aggregate principal amount of Securities outstanding at any time may not exceed $100,000,000, except as provided in Section 2.07.

            Upon receipt of a written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Securities in substitution for Securities originally issued to reflect any name change of the Company.

            The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company and Affiliates of the Company.

            The Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03. Registrar and Paying Agent.

            The Company shall maintain an office or agency where (a) Securities may be presented or surrendered for registration of transfer or for exchange ("Registrar"), (b) Securities may be presented or surrendered for payment ("Paying Agent") and (c) notices and demands in respect of the Securities and this Indenture may be served. The Registrar shall keep a register (the "Register") of the Securities and of their transfer and exchange. The Company, upon notice to the Trustee, may appoint one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. Except as provided herein, the Company, or any Subsidiary may act as Paying Agent, Registrar or co-Registrar.

            The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with
Section 7.07.

            The Company initially appoints the Trustee as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed.

            The Company initially appoints The Depositary Trust Company ("DTC") to act as Depositary with respect to the Global Securities.

SECTION 2.04. Paying Agent to Hold Assets in Trust.

            The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities, and shall notify the Trustee of any Default by the Company in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent (if other than the Company), the Paying Agent shall have no further liability for such assets. If the Company, any Subsidiary or any of their respective Affiliates acts as Paying Agent, it shall, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or premium, if any, or, interest or Liquidated Damages, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

SECTION 2.05. Securityholder Lists.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee before each Interest Record Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

SECTION 2.06 Transfer and Exchange.

            (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Securities will be exchanged by the Company for Definitive Securities if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 30 days after the date of such notice from the Depositary, (ii) the Company, at its option, determines that the Global Securities (in whole but not in part) should be exchanged for Definitive Securities and delivers a written notice to such effect to the Trustee or (iii) upon request of the Trustee or Holders of a majority of the aggregate principal amount of outstanding Securities if there shall have occurred and be continuing a Default or Event of Default with respect to the Securities; provided that in no event shall a Reg S Temporary Global Security be exchanged by the Company for Definitive Securities prior to (x) the expiration of the applicable Distribution Compliance Period and (y) the receipt by the Registrar of any certificates identified by the Company or its counsel to be required pursuant to Rule 903 or Rule 904 under the Securities Act. Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, Definitive Securities shall be issued in such names as the Depositary shall instruct the Trustee. Global Securities also may be exchanged or replaced, in whole or in part, as provided in this Section
2.06 or in Sections 2.07 and 2.10 hereof. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 2.06(a). Beneficial interests in a Global Security may be transferred and exchanged as provided in Section 2.06(b), (c) or (f) hereof.

            (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

            (i) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the applicable Distribution Compliance Period, transfers of beneficial interests in a Reg S Temporary Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this
      Section 2.06(b)(i).

            (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (B)
      (1) above; provided that in no event shall Definitive Securities be issued upon the transfer or exchange of beneficial interests in a Reg S Temporary Global Security prior to (x) the expiration of the applicable Distribution Compliance Period and (y) the receipt by the Registrar of any certificates identified (by written notice to the Registrar) by the Company or its counsel to be required pursuant to Rule 903 and Rule 904 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 2.06(f) hereof, the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security(s) pursuant to Section 2.06(h) hereof.

            (iii) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                  (A) if the transferee will take delivery in the form of a
            beneficial interest in a U.S. Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                  (B) if the transferee will take delivery in the form of a
            beneficial interest in a Reg S Temporary Global Security or a Reg S Permanent Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

            (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in the Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of
      Section 2.06(b)(ii) above and:

                  (A) such exchange or transfer is effected pursuant to an
            Exchange Offer in accordance with a Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Series B Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                  (B) such transfer is effected pursuant to a Shelf Registration
            Statement in accordance with a Registration Rights Agreement;

                  (C) such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                  (D) the Registrar receives the following: (1) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
            (1)(a) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Registrar and the Company which expressly permits reliance thereon by the Company and the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above. Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

            (c) Transfer or Exchange of Beneficial Interests for Definitive Securities.

            (i) Beneficial Interests in Restricted Global Securities to Restricted Definitive Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Registrar of the following documentation:

                  (A) if the holder of such beneficial interest in a Restricted
            Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
            (2)(a) thereof;

                  (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                  (C) if such beneficial interest is being transferred to a
            Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                  (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                  (E) if such beneficial interest is being transferred to an
            Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                  (F) if such beneficial interest is being transferred to the
            Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
            (3)(b) thereof; or

                  (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof,

      the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Security to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and, upon receipt of an Authentication Order pursuant to Section 2.02, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Security in the appropriate principal amount. Any Restricted Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Restricted Definitive Securities to the Persons in whose names such Securities are so registered. Any Restricted Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

            (ii) Beneficial Interests in Restricted Global Securities to Unrestricted Definitive Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Definitive Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security only if:

                  (A) such exchange or transfer is effected pursuant to an
            Exchange Offer in accordance with a Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Series B Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                  (B) such transfer is effected pursuant to a Shelf Registration
            Statement in accordance with a Registration Rights Agreement;

                  (C) such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                  (D) the Registrar receives the following: (1) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Definitive Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (l)(b) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            (iii) Beneficial Interests in Unrestricted Global Securities to Unrestricted Definitive Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Unrestricted Global Security to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and, upon receipt of an Authentication Order pursuant to Section 2.02, the Trustee shall authenticate and deliver to the Person designated in the instructions an Unrestricted Definitive Security in the appropriate principal amount. Any Unrestricted Definitive Security issued in exchange for a beneficial interest pursuant to this
      Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Unrestricted Definitive Securities to the Persons in whose names such Securities are so registered. Any Unrestricted Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend.

            (iv) Transfer or Exchange of Reg S Temporary Global Securities. Notwithstanding Sections 2.06(c)(i)(A) and (C) hereof, a beneficial interest in a Reg S Temporary Global Security may not be (A) exchanged for a Definitive Security prior to (x) the expiration of the applicable Distribution Compliance Period (unless such exchange is effected by the Company, does not require an investment decision on the part of the holder thereof and does not violate the provisions of Regulation S) and
      (y) the receipt by the Registrar of any certificates identified by the Company or its counsel to be required pursuant to Rule 903(c)(3)(B) under the Securities Act or (B) transferred to a Person who takes delivery thereof in the form of a Definitive Security prior to the events set forth in clause (A) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

            (d) Transfer and Exchange of Definitive Securities for Beneficial Interests.

            (i) Restricted Definitive Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Registrar of the following documentation:

                  (A) if the Holder of such Restricted Definitive Security
            proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
            (2)(b) thereof;

                  (B) if such Restricted Definitive Security is being
            transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof; or

                  (C) if such Restricted Definitive Security is being
            transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof, the Trustee shall cancel the Restricted Definitive Security, increase or cause to be increased the aggregate principal amount of, in the case of subparagraph (A) above, the appropriate Restricted Global Security, in the case of subparagraph (B) above, the applicable U.S. Global Security and, in the case of subparagraph (C) above, the applicable Reg S Global Security.

            (ii) Restricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

                  (A) such exchange or transfer is effected pursuant to an
            Exchange Offer in accordance with a Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Series B Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                  (B) such transfer is effected pursuant to a Shelf Registration
            Statement in accordance with a Registration Rights Agreement;

                  (C) such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                  (D) the Registrar receives the following: (1) if the Holder of such Restricted Definitive Securities proposes to exchange such Securities for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or (2) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Restricted Definitive Securities so transferred or exchanged and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.

            (iii) Unrestricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities. If any such exchange or transfer from a Definitive Security to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) of this Section 2.06(d) at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Definitive Securities so transferred.

            (e) Transfer and Exchange of Definitive Securities for Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Securities. In such case, the Company shall issue and the Trustee shall authenticate and deliver Definitive Securities as appropriate to effect such transfer. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satis-factory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

            (i) Restricted Definitive Securities to Restricted Definitive Securities. Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Registrar receives the following:

                  (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                  (B) if the transfer will be made pursuant to Rule 903 or Rule
            904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                  (C) if the transfer will be made pursuant to any other
            exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

            (ii) Restricted Definitive Securities to Unrestricted Definitive Securities. Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

                  (A) such exchange or transfer is effected pursuant to an
            Exchange Offer in accordance with a Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Series B Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                  (B) any such transfer is effected pursuant to a Shelf
            Registration Statement in accordance with a Registration Rights Agreement;

                  (C) any such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                  (D) the Registrar receives the following: (1) if the Holder of such Restricted Definitive Securities proposes to exchange such Securities for an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1 )(d) thereof; or (2) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities

            Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            (iii) Unrestricted Definitive Securities to Unrestricted Definitive Securities. A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

            (f) Exchange Offer. Upon the occurrence of an Exchange Offer in accordance with a Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 and, if requested by the Holders of at least a majority in principal amount of the outstanding Series A Securities entitled to the benefits of the applicable Registration Rights Agreement, an Opinion of Counsel for the Company as to certain matters discussed in this Section 2.06(f), the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the sum of (A) the principal amount of the beneficial interests in the Restricted Global Securities tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Series B Securities and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the applicable Exchange Offer and (B) the principal amount of Definitive Securities exchanged or transferred for beneficial interests in Unrestricted Global Securities in connection with the applicable Exchange Offer pursuant to Section 2.06(d)(ii), and (ii) Definitive Securities in an aggregate principal amount equal to the principal amount of the Restricted Definitive Securities accepted for exchange in the applicable Exchange Offer (other than Definitive Securities described in clause (i)(B) immediately above). Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company shall execute and, upon receipt of an Authentication Order pursuant to Section 2.02, the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Securities so accepted Definitive Securities in the appropriate principal amount.

            The Opinion of Counsel for the Company referenced above shall be addressed to the Trustee and shall state that:

            (i) the Series B Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of this Indenture and delivered in exchange for Series A Securities in accordance with this Indenture and the applicable Exchange Offer, will be entitled to the benefits of this Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and

            (ii) when the Series B Securities are executed and authenticated in accordance with the provisions of this Indenture and delivered in exchange for Series A Securities in accordance with this Indenture and the applicable Exchange Offer, any Guarantees thereof will be entitled to the benefits of this Indenture and will be valid and binding obligations of the Guarantor, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (g) Legends. The following legends shall appear on the face of all Global Securities and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

            (i) Private Placement Legend.

                  (A) Except as permitted by subparagraph (B) below, each Global
            Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

            "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO FEDDERS NORTH AMERICA, INC. OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT,
            (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO FEDDERS NORTH AMERICA, INC. OR SUBJECT TO SUCH OTHER PROVISIONS SET FORTH IN THE INDENTURE RELATED TO THIS NOTE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

                  (B) Notwithstanding the foregoing, (x) any Global Security or
            Definitive Security issued pursuant to subparagraph (b)(iv),
            (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) of
            this Section 2.06 and (y) Additional Securities issued in the form of Series B Securities in a transaction registered under the Securities Act (and all Securities issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

            (ii) Global Security Legend. To the extent required by the Depositary, each Global Security shall bear a legend in substantially the following form:

            "THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION
            2.06 OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE,
            (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

            (iii) Reg S Temporary Global Security Legend. To the extent required by the Depositary, each Reg S Temporary Global Security shall bear a legend in substantially the following form:

            "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE CASH PAYMENTS OF INTEREST DURING THE PERIOD WHICH SUCH HOLDER HOLDS THIS NOTE. NOTHING IN THIS LEGEND SHALL BE DEEMED TO PREVENT INTEREST FROM ACCRUING ON THIS NOTE."

            (h) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or cancelled in whole and not in part, each such Global Security shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

            (i) General Provisions Relating to Transfers and Exchanges.

            (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Securities and Definitive Securities upon receipt of an Authentication Order.

            (ii) No service charge shall be made to a holder of a beneficial interest in a Global Security or to a Holder of a Definitive Security for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 4.05 and 4.14 hereof).

            (iii) The Registrar shall not be required to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            (iv) All Global Securities and Definitive Securities issued upon any registration of transfer or exchange of Global Securities or Definitive Securities shall be the valid obligations of the Company, evidencing the same indebtedness, and entitled to the same benefits under this Indenture, as the Global Securities or Definitive Securities surrendered upon such registration of transfer or exchange.

            (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or
      (C) to register the transfer of or to exchange a Security between an Interest Record Date and the next succeeding Interest Payment Date.

            (vi) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

            (vii) The Trustee shall authenticate Global Securities and Definitive Securities in accordance with the provisions of Section 2.02 hereof.

            (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

            Notwithstanding anything herein to the contrary, as to any certifications and certificates delivered to the Trustee or the Registrar pursuant to this Section 2.06, the Trustee's duties and the Registrar's duties, as applicable, shall be limited to confirming that any such certifications and certificates delivered to it are in the form of Exhibits B, C and D attached hereto. Neither the Trustee nor the Registrar shall be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates; and notwithstanding anything contained in this Indenture to the contrary, neither the Trustee nor the Registrar shall be responsible or liable for determining compliance with applicable federal or state securities laws (including, without limitation, the Securities Act, or any particular rule or regulation promulgated thereunder); provided, however, that if a specified transfer certificate or opinion is required by the express terms of this Section 2.06 to be delivered to the Trustee or Registrar prior to the registration of a proposed transfer, the Trustee or Registrar, as applicable, shall be under a duty to receive such certificate or opinion of counsel prior to registration of such transfer and to examine the same to determine whether it conforms on its face to the requirements hereof (and the Trustee or Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or opinion does not conform to such requirements).

SECTION 2.07. Replacement Securities.

            If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Company's and the Trustee's requirements for replacement of Securities are met. Such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee and any Agent from any loss which any of them may suffer if a Security is replaced and evidence to their satisfaction of the apparent loss, destruction or theft of such Security. The Company may charge such Holder for its reasonable out-of-pocket expenses in replacing a Security, including reasonable fees and expenses of counsel.

            Every replacement Security is an additional obligation of the Company.

SECTION 2.08. Outstanding Securities.

            Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to Section 2.09, a Security does not cease to be outstanding because the Company or any of its Affiliates holds the Security.

            If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.07.

            If on a Redemption Date or the Final Maturity Date the Paying Agent holds money sufficient to pay all of the principal and interest due on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

SECTION 2.09. Treasury Securities.

            In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, the Guarantor or any of their respective Affiliates shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Trust Officer of the Trustee actually knows are so owned shall be disregarded.

            The Trustee may require an Officers' Certificate listing Securities owned by the Company, the Guarantor or, to the knowledge of the Officers signing such Officers' Certificate, their respective Affiliates.

SECTION 2.10. Temporary Securities.

            Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate upon receipt of a Company Order pursuant to Section 2.02 definitive Securities in exchange for temporary Securities.

SECTION 2.11. Cancellation.

            The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel all Securities surrendered for transfer, exchange, payment or cancellation and deliver to the Company such canceled Securities for disposal. Subject to Section 2.07, the Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation. If the Company or the Guarantor shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

SECTION 2.12. Defaulted Interest.

            If the Company defaults in a payment of principal of or interest on the Securities, it shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate per annum borne by the Securities, to the extent lawful.

SECTION 2.13. CUSIP Number.

            The Company in issuing the Securities will use a "CUSIP" number, and the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any changes in CUSIP numbers.

SECTION 2.14. Deposit of Moneys.

            Prior to 10:00 a.m. New York City time on each Interest Payment Date, Redemption Date and the Final Maturity Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date or Final Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date or Final Maturity Date, as the case may be.

SECTION 2.15. Issuance of Additional Securities.

            The Company shall be entitled to issue Additional Securities under this indenture which shall have identical terms as the Securities issued on August 24, 1999, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto (and, if such Additional Securities shall be issued in the form of Series B Securities, other than with respect to transfer restrictions); provided, that such issuance is not prohibited by Section 4.04.

            With respect to any Additional Securities, the Company shall set forth in a resolution of the Board of Directors and in an Officers' Certificate, a copy of each of which shall be delivered to the Trustee, the following information:

            (A) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

            (B) the issue price, the issue date and the CUSIP number of such Additional Securities and the amount of interest payable on the first payment date applicable thereto; provided, however, that no Additional Securities may be issued at a price that would cause such Additional Securities to have "original issue discount" within the meaning of Section 1273 of the Internal Revenue Code of 1986, as amended, different than the "original issue discount" applicable to the Series A Securities issued on August 24, 1999; and

            (C) whether such Additional Securities shall be transfer restricted securities and issued in the form of Series A Securities or shall be registered securities issued in the form of Series B Securities.

                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01. Notices to Trustee.

            If the Company wants to redeem Securities pursuant to paragraph 6 or 7 of the Securities at the applicable redemption price set forth therein, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. The Company shall give such notice to the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be agreed to by the Trustee in writing), together with an Officers' Certificate stating that such redemption will comply with the conditions contained herein.

SECTION 3.02. Selection of Securities to Be Redeemed.

            If less than all of the Securities are to be redeemed pursuant to paragraph 6 of the Securities, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the national securities exchange, if any, on which the Securities are listed or, if the Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by any other method as the Trustee shall deem fair and appropriate. Selection of the Securities to be redeemed pursuant to paragraph 7 of the Securities shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to the procedures of the Depositary) based on the aggregate principal amount of Securities held by each Holder. The Trustee shall make the selection from the Securities then outstanding, subject to redemption and not previously called for redemption.

            The Trustee may select for redemption pursuant to paragraph 6 or 7 of the Securities portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03. Notice of Redemption.

            At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder at such Holder's registered address whose Securities are to be redeemed.

            Each notice of redemption shall identify the Securities to be redeemed (including, but subject to the provisions of Section 2.13, the CUSIP number thereon) and shall state:

            (i) the Redemption Date;

            (ii) the redemption price;

            (iii) the name and address of the Paying Agent to which the Securities are to be surrendered for redemption;

            (iv) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

            (v) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the redemption price upon surrender to the Paying Agent; and

            (vi) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

            At the Company's request, the Trustee shall give the notice of redemption on behalf of the Company, in the Company's name and at the Company's expense.

SECTION 3.04. Effect of Notice of Redemption.

            Once a notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the redemption price specified in such notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest thereon, if any, to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date shall be payable to the Holders of record at the close of business on the relevant Interest Record Date.

SECTION 3.05. Deposit of Redemption Price.

            At least one Business Day before the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company is its own Paying Agent, shall, on or before the Redemption Date, segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest and Liquidated Damages, if any, on all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

            If any Security surrendered for redemption in the manner provided in the Securities shall not be so paid on the Redemption Date due to the failure of the Company to deposit with the Paying Agent money sufficient to pay the redemption price thereof, the principal and accrued and unpaid interest, if any, thereon shall, until paid or duly provided for, bear interest as provided in Sections 2.12 and 4.01 with respect to any payment default.

SECTION 3.06. Securities Redeemed in Part.

            Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE FOUR

                                    COVENANTS

SECTION 4.01. Payment of Securities.

            The Company shall pay the principal of and premium, if any, and interest and Liquidated Damages, if any, on the Securities in the manner provided in the Securities and the Registration Rights Agreement. An installment of principal, premium, interest or Liquidated Damages shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company, a Subsidiary or an Affiliate of the Company) holds on that date money designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders of the Securities pursuant to the terms of this Indenture. The Trustee shall not be responsible for knowing the amount of Liquidated Damages due unless the Trustee shall have been notified by the Company thereof.

            The Company shall pay interest on overdue principal at the same rate per annum borne by the Securities. The Company shall pay interest on overdue installments of interest at the same rate per annum borne by the Securities, to the extent lawful, as provided in Section 2.12.

SECTION 4.02. Maintenance of Office or Agency.

            The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee, Registrar or co-registrar) where Securities may be surrendered for payment or for registration of transfer or exchange and where notices and demands to or upon the

Company in respect of the Securities and this Indenture may be presented (the "New York Presenting Agent"). The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section
13.02 hereof. The Company hereby initially designates State Street Bank and Trust Company, N.A., at its address at 61 Broadway, 15th Floor, New York, New York 10006, as its office or agency in The Borough of Manhattan, The City of New York, for such purposes.

SECTION 4.03. Transactions with Affiliates.

            (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, make any loan, advance, guarantee or capital contribution to, or for the benefit of, or sell, lease, transfer or dispose of any properties or assets to, or for the benefit of, or purchase or lease any property or assets from, or enter into or amend any contract, agreement or understanding with, or for the benefit of, an Affiliate (each such transaction or series of related transactions that are part of a common plan are referred to as an "Affiliate Transaction"), except in good faith and on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction on an arm's length basis from an unrelated person.

            (b) The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any Affiliate Transaction involving aggregate payments or other transfers by the Company and its Restricted Subsidiaries in excess of $3,500,000 (including cash and non-cash payments and benefits valued at their fair market value by the Board of Directors in good faith) unless the Company delivers to the Trustee:

            (i) a resolution of the Board of Directors stating that the Board of Directors (including a majority of the disinterested directors, if any) has, in good faith, determined that such Affiliate Transaction complies with the provisions of the Indenture, and

            (ii) (A) with respect to any Affiliate Transaction involving the incurrence of Indebtedness, a written opinion of a nationally recognized investment banking or accounting firm experienced in the review of similar types of transactions, (B) with respect to any Affiliate Transaction involving the transfer of real property, fixed assets or equipment, either directly or by a transfer of 50% or more of the Capital Stock of a Restricted Subsidiary which holds any such real property, fixed assets or equipment, a written appraisal from a nationally recognized appraiser, experienced in the review of similar types of transactions or (C) with respect to any Affiliate Transaction not otherwise described in (A) and
      (B) above, a written certification from a nationally recognized professional or firm experienced in evaluating similar types of transactions, in each case, stating that the terms of such transaction are fair to the Company or such Restricted Subsidiary, as the case may be, from a financial point of view.

            (c) Notwithstanding paragraphs (a) and (b) of this Section 4.03, this Section 4.03 shall not apply to: (i) transactions between the Company and any wholly owned Restricted Subsidiary or between wholly owned Restricted Subsidiaries; (ii) transactions permitted by Section 4.06; (iii) compensation paid to officers, employees or consultants of the Company or any subsidiary as determined in good faith by the Board of Directors or executives; or (iv) transactions between the Company and the Guarantor or between the Company and a Subsidiary of the Guarantor in the ordinary course of business on terms substantially consistent with past practice.

SECTION 4.04. Limitation on Incurrence of Indebtedness.

            (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, issue any Indebtedness (other than the Indebtedness represented by the Series A Securities issued on August 24, 1999 or the Series B Securities issued pursuant to an Exchange Offer in exchange therefor, in an aggregate principal amount not to exceed $50,000,000) unless the Company's Cash Flow Coverage Ratio for its four full fiscal quarters next preceding the date such additional Indebtedness is issued would have been at least 2.0 to 1 on or prior to August 31, 1999 and at least 2.25 to 1 thereafter determined on a Pro Forma Basis (including, for this purpose, any other Indebtedness incurred since the end of the applicable four-quarter period) as if such additional Indebtedness and any other Indebtedness issued since the end of such four-quarter period had been issued at the beginning of such four-quarter period.

            (b) The foregoing limitations will not apply to the issuance of:

            (i) Indebtedness of the Company and/or its Restricted Subsidiaries under the Credit Agreement as measured on such date of issuance in an aggregate principal amount outstanding on any such date of issuance not exceeding the greater of (x) the sum of (A) 75% of the book value of the accounts receivable of the Company and its Restricted Subsidiaries on a consolidated basis and (B) 60% of the book value of the inventory of the Company and its Restricted Subsidiaries on a consolidated basis or (y) $50,000,000;

            (ii) Indebtedness of the Company and its Restricted Subsidiaries in connection with capital leases, purchase money obligations, capital expenditures or similar financing transactions relating to their properties, assets and rights up to $10,000,000 in aggregate principal amount;

            (iii) additional Indebtedness of the Company and its Restricted Subsidiaries in an aggregate principal amount of up to $10,000,000; and

            (iv) Other Permitted Indebtedness.

            (c) Notwithstanding paragraphs (a) and (b) of this Section 4.04, no Restricted Subsidiary shall under any circumstances issue a guarantee of any Indebtedness of the Company except for guarantees issued by Restricted Subsidiaries pursuant to Section 4.20; provided, however, that the foregoing will not limit or restrict guarantees issued by Restricted Subsidiaries in respect of Indebtedness of other Restricted Subsidiaries.

SECTION 4.05. Limitation on Certain Asset Sales.

            (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, consummate an Asset Sale (including the sale of any of the Capital Stock of any Restricted Subsidiary) providing for Net Proceeds in excess of $5,000,000 unless the Net Proceeds from such Asset Sale are applied (in any manner otherwise permitted by this Indenture) to one or more of the following purposes in such combination as the Company shall elect: (i) an investment in another asset or business in the same line of business as, or a line of business similar to that of, the line of business of the Company and its Restricted Subsidiaries at the time of the Asset Sale; provided that such investment occurs on or prior to the 365th day following the date of such Asset Sale (the "Asset Sale Disposition Date"), (ii) to reimburse the Company or its Subsidiaries for expenditures made, and costs incurred, to repair, rebuild, replace or restore property lost, damaged or taken to the extent that the Net Proceeds consist of insurance proceeds received on account of such loss, damage or taking, (iii) the purchase, redemption or other prepayment or repayment of outstanding Senior Indebtedness or Indebtedness of the Company's Restricted Subsidiaries or the 1997 Notes on or prior to the 365th day following the Asset Sale Disposition Date or (iv) an Asset Sale Offer expiring on or prior to the Asset Sale Purchase Date. The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, consummate an Asset Sale unless at least 70% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash, cash equivalents or marketable securities; provided that, solely for purposes of calculating such 70% of the consideration, the amount of (x) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto, excluding contingent liabilities and trade payables) of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Securities) that are assumed by the transferee of any such assets and (y) any notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are promptly, but in no event more than 30 days after receipt, converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash and cash equivalents for purposes of this provision. Any Net Proceeds from any Asset Sale that are not applied or invested as provided in the first sentence of this paragraph shall constitute "Excess Proceeds."

            (b) When the aggregate amount of Excess Proceeds exceeds $6,500,000 (such date being an "Asset Sale Trigger Date"), the Company shall make an Offer (an "Asset Sale Offer") to all holders of Securities to purchase the maximum principal amount of the Securities then outstanding that may be purchased out of Excess Proceeds, at an offer price in cash in an amount equal to 100% of principal amount thereof plus any accrued and unpaid interest and liquidated damages, if any, to the date (the "Asset Sale Purchase Date") the Securities tendered are purchased and paid for in accordance with this Section 4.05. Within 30 days following any Asset Sale Trigger Date, the Company shall mail a notice to each holder of Securities at such holder's registered address stating:

            (i) that an Asset Sale Offer is being made pursuant to an Asset Sale Trigger Date, the length of time the Asset Sale Offer shall remain open and the maximum principal amount of Securities that will be accepted for payment pursuant to such Asset Sale Offer;

            (ii) the purchase price, the amount of accrued and unpaid interest as of the Asset Sale Purchase Date and the Asset Sale Purchase Date (which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed);

            (iii) that any Security or portion thereof not tendered or accepted for payment will continue to accrue interest;

            (iv) that any Security accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest on and after the Asset Sale Purchase Date;

            (v) that Holders electing to have a Security purchased pursuant to the Asset Sale Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to a Paying Agent at the address specified in the notice at least three Business Days before the Asset Sale Purchase Date;

            (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day before the Asset Sale Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Security purchased;

            (vii) that, if the aggregate principal amount of Securities surrendered by Holders exceeds the Excess Proceeds, the Trustee shall select the Securities to be purchased on a pro rata basis, by lot or by any other method that the Trustee considers fair and appropriate and, if the Securities are listed on any securities exchange, by a method that complies with the requirements of such exchange; provided that, if less than all of a holder's Securities are to be redeemed or accepted for payment, only principal amounts of $1,000 or integral multiples thereof may be selected for redemption or accepted for payment;

            (viii) that Holders whose Securities were purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; and

            (ix) a brief description of the circumstances and relevant facts regarding such Asset Sale.

            On the Asset Sale Purchase Date, the Company will, to the extent required by this Indenture and the Asset Sale Offer, (1) accept for payment the maximum principal amount of Securities or portions thereof tendered pursuant to the Asset Sale Offer that can be purchased out of Excess Proceeds, (2) deposit with the Paying Agent the aggregate purchase price of all Securities or portions thereof accepted for payment and any accrued and unpaid interest and liquidated damages, if any, on such Securities as of the Asset Sale Purchase Date, and (3) deliver or cause to be delivered to the Trustee all Securities tendered pursuant to the Asset Sale Offer. The Paying Agent shall promptly mail to each holder of Securities or portions thereof accepted for payment an amount equal to the purchase price for such Securities plus any accrued and unpaid interest thereon and liquidated damages, if any, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to such holder of Securities accepted for payment in part a new Security equal in principal amount to any unpurchased portion of the Securities and any Security not accepted for payment in whole or in part shall be promptly returned to the holder thereof. The Company will publicly announce the results of the Asset Sale Offer on or as soon as practicable after the Asset Sale Purchase Date.

            The Company will comply with any tender offer rules under the Exchange Act which may then be applicable, including Rule 14e-l, in connection with an Asset Sale offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue thereof.

            Notwithstanding the foregoing, to the extent that any or all of the Net Proceeds of an Asset Sale are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Proceeds so affected will not be required to be applied as described in this Section 4.05, but may be retained for so long, but only for so long, as the applicable local law prohibits repatriation to the United States.

            To the extent that any Excess Proceeds remain after completion of an Asset Sale Offer, the Company may use such remaining amount for general corporate purposes. Upon completion of an Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

SECTION 4.06. Limitation on Restricted Payments.

            The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, (i) declare or pay any dividend or make any distribution on account of the Company's or such Restricted Subsidiary's Capital Stock or other Equity Interests (other than dividends or distributions payable in Capital Stock or other Equity Interests (other than Disqualified Stock) of the Company and dividends or distributions payable by a Restricted Subsidiary to a Restricted Subsidiary or to the Company); (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock or other Equity Interests of the Company or any of its Restricted Subsidiaries; (iii) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company that is subordinate or junior in right of payment to the Securities; or (iv) make any Restricted Investment (all such dividends, distributions, purchases, redemptions, acquisitions, retirements, prepayments and Restricted Investments being collectively referred to as "Restricted Payments"), if, at the time of such Restricted Payment:

            (a) a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof; or

            (b) immediately after such Restricted Payment and after giving pro forma effect thereto, the Company shall not be able to issue $1.00 of additional Indebtedness pursuant to paragraph (a) of Section 4.04; or

            (c) such Restricted Payment, together with the aggregate of all other Restricted Payments made after August 18, 1997, without duplication, exceeds the sum of (1) 50% of the aggregate Consolidated Net Income (including, for this purpose, gains or losses from Asset Sales) of the Company (or, in case such aggregate is a loss, 100% of such loss) for the period (taken as one accounting period) from the beginning of the fiscal quarter commencing March 1, 1997 and ended as of the Company's most recently ended fiscal quarter at the time of such Restricted Payment; plus
      (2) 100% of the aggregate net cash proceeds and the fair market value of any property or securities (as determined by the Board of Directors in good faith) received by the Company from the issue or sale of Capital Stock or other Equity Interests of the Company subsequent to August 18, 1997 (other than (x) Capital Stock or other Equity Interests issued or sold to a Restricted Subsidiary and (y) the issuance or sale of Disqualified Stock); plus (3) the amount by which the principal amount of and any accrued interest on either (A) Indebtedness of the Company or (B) any Indebtedness of any Restricted Subsidiary is reduced on the Company's consolidated balance sheet upon the conversion or exchange other than by a Restricted Subsidiary subsequent to August 18, 1997 of any Indebtedness of the Company or any Restricted Subsidiary (not held by the Company or any Restricted Subsidiary) for Capital Stock or other Equity Interests (other than Disqualified Stock) of the Company (less the amount of any cash, or the fair market value of any other property or securities (as determined by the Board of Directors in good faith), distributed by the Company or any Restricted Subsidiary (to Persons other than the Company or any other Restricted Subsidiary) upon such conversion or exchange); plus (4) if any Non-Restricted Subsidiary is redesignated as a Restricted Subsidiary, the value of the Restricted Payment that would result if such Subsidiary were redesignated as a Non-Restricted Subsidiary at such time, as determined in accordance with Section 4.17(b).

            Notwithstanding the foregoing, paragraphs (b)and (c) shall not prohibit as Restricted Payments:

            (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration, such payment would comply with all covenants of this Indenture (including, but not limited to, this Section 4.06); provided that payments made pursuant to this paragraph shall count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06;

            (ii) payments to the Guarantor in an amount equal to the amount of income tax that the Company would have paid had it filed consolidated tax returns on a separate company basis in any given tax year; provided that payments made pursuant to this paragraph (ii) shall not count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06;

            (iii) cash dividends or loans from the Company to the Guarantor pursuant to the Services Agreement but in no event exceeding 4% of the revenues of the Company and its Restricted Subsidiaries for the immediately preceding four fiscal quarters; provided, that payments made pursuant to this paragraph (iii) shall not count as a Restricted Payment for purposes of the calculation paragraph (c) of this Section 4.06;

            (iv) the redemption, repurchase, retirement or other acquisition of any Capital Stock or other Equity Interests of the Company or any Restricted Subsidiary in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Capital Stock or other Equity Interests of the Company (other than any Disqualified Stock) or the redemption, repurchase, retirement or other acquisition of any Capital Stock or other Equity Interests of any Restricted Subsidiary in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to the Company or a Subsidiary of the Company) of other Capital Stock or other Equity Interests of such Restricted Subsidiary; provided that, in each case, any net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition, and any Net Income resulting therefrom, shall be excluded from paragraph (c) of this Section 4.06;

            (v) Restricted Investments made or received in connection with the sale, transfer or disposition of any business, properties or assets of the Company or any Restricted Subsidiary; provided that, if such sale, transfer or disposition constitutes an Asset Sale, the Company complies with the provisions of the Section 4.05, and such Restricted Investments shall not count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06;

            (vi) the payment of a dividend to the Guarantor in order to allow the Guarantor to pay its regular quarterly dividend in respect of the Guarantor's Convertible Preferred Stock, Common Stock, Class A Stock and Class B Stock; provided that payments made pursuant to this paragraph (vi) shall count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06; and

            (vii) $3,000,000; provided that payments made pursuant to this paragraph (vii) shall count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06.

SECTION 4.07. Corporate Existence.

            Subject to Article Five, the Company and the Guarantor shall do or shall cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existence and the corporate, partnership or other existence of each Restricted Subsidiary in accordance with the respective organizational documents of each of them (as the same may be amended from time to time) and the rights (charter and statutory) and material franchises of the Company, the Guarantor and the Restricted Subsidiaries; provided, however, that the Company and the Guarantor shall not be required to preserve any such right or franchise, or the corporate existence of any Restricted Subsidiary, if the Board of Directors or the board of directors of the Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, the Guarantor and the Restricted Subsidiaries, taken as a whole, and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

SECTION 4.08. Payment of Taxes and Other Claims.

            The Company and the Guarantor shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company, the Guarantor or any Restricted Subsidiary or upon the income, profits or property of the Company, the Guarantor or any Restricted Subsidiary and (2) all lawful claims for labor, materials and supplies which, in each case, if unpaid, might by law become a material liability, or Lien upon the property, of the Company, the Guarantor or any Restricted Subsidiary; provided, however, that neither the Company nor the Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made.

SECTION 4.09. Notice of Defaults.

            (a) In the event that any Indebtedness of the Company, the Guarantor or any of their Subsidiaries is declared due and payable before its maturity because of the occurrence of any default (or any event which, with notice or lapse of time, or both, would constitute such a default) under such Indebtedness, the Company or the Guarantor shall promptly give written notice to the Trustee of such declaration, the status of such default or event and what action the Company or the Guarantor is taking or proposes to take with respect thereto.

            (b) Upon becoming aware of any Default or Event of Default, the Company or the Guarantor shall promptly deliver an Officers' Certificate to the Trustee specifying the Default or Event of Default.

SECTION 4.10. Maintenance of Properties and Insurance.

            (a) The Company and the Guarantor shall cause all material properties owned by or leased to either of them or any Restricted Subsidiary and used or useful in the conduct of their business or the business of any Restricted Subsidiary to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company or the Guarantor may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.10 shall prevent the Company, the Guarantor or any Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Di-rectors or of the board of directors of the Guarantor or Restricted Subsidiary concerned, or of an officer (or other agent employed by the Company, the Guarantor or any Restricted Subsidiary) of the Company, the Guarantor or such Restricted Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company, the Guarantor or any Restricted Subsidiary, and if such discontinuance or disposal is not adverse in any material respect to the Holders.

            (b) The Company and the Guarantor shall maintain, and shall cause the Restricted Subsidiaries to maintain, insurance with responsible carriers against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and co-insurance provisions, as are customarily carried by similar businesses of similar size, including property and casualty loss, and workers' compensation insurance.

SECTION 4.11. Compliance Certificate.

            The Company shall deliver to the Trustee within 90 days after the close of each fiscal year a certificate signed by the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company has been made under the supervision of the signing officers with a view to determining whether a Default or Event of Default has occurred and whether or not the signers know of any Default or Event of Default by the Company that occurred during such fiscal year. If they do know of such a Default or Event of Default, the certificate shall describe all such Defaults or Events of Default, their status and the action the Company is taking or proposes to take with respect thereto.

SECTION 4.12. Provision of Financial Information.

            For so long as the Securities are outstanding, whether or not the Guarantor or any successor thereto is subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, the Guarantor shall submit for filing with the Commission the annual reports, quarterly reports and other documents relating to the Guarantor and its Subsidiaries that the Guarantor would have been required to file with the Commission pursuant to Section 13 or 15(d) if the Guarantor were subject to such reporting requirements. The Guarantor will also provide to all holders of Securities and file with the Trustee copies of such annual reports, quarterly reports and other documents required to be furnished to stockholders generally under the Exchange Act.

            Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of the Trustee of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.13. Waiver of Stay, Extension or Usury Laws.

            The Company and the Guarantor covenants (to the extent that they may lawfully do so) that they shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company or such Guarantor from paying all or any portion of the principal of and/or interest, if any, on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the performance of this Indenture; and (to the extent that they may lawfully do so) each of the Company and the Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.14. Change of Control.

            Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Trigger Date"), the Company shall notify the Holders of the Securities of such occurrence in the manner prescribed by this Indenture and shall, within 30 days after the Change of Control Trigger Date, make an offer (the "Change of Control Offer") to purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date (the "Change of Control Purchase Date") the Securities tendered are purchased and paid for in accordance with this Section
4.14. The Company shall furnish to the Trustee, at least 14 days before notice of a Change of Control Offer is mailed to all holders of Securities, notice that the Change of Control Offer is being made. Within 30 days following any Change of Control Trigger Date, the Company shall mail a notice to each Holder of Securities at such Holder's registered address stating:

            (i) that a Change of Control Offer is being made pursuant to a Change of Control Trigger Date, the length of time the Change of Control Offer shall remain open and that all Securities tendered for payment will be accepted for payment, and otherwise subject to the terms and conditions set forth therein;

            (ii) the purchase price, the amount of accrued and unpaid interest as of the Change of Control Purchase Date, and the Change of Control Purchase Date (which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed);

            (iii) that any Security not tendered will continue to accrue interest;

            (iv) that any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Change of Control Purchase Date;

            (v) that Holders accepting the Change of Control Offer will be required to surrender the Securities to the Paying Agent specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Purchase Date;

            (vi) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased;

            (vii) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered;

            (viii) any other procedures that a Holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance; and

            (ix) the name and address of the Paying Agent.

            On the Change of Control Purchase Date, the Company will, to the extent required by this Indenture and the Change of Control Offer, (1) accept for payment all Securities or portions thereof (subject to the requirement that any portion of a Security tendered must be tendered in any integral multiple $1,000 principal amount) tendered pursuant to the Change of Control Offer; (2) deposit with the Paying Agent the aggregate purchase price of all Securities or portions thereof accepted for payment and any accrued and unpaid interest and Liquidated Damages, if any, on such Securities as of the Change of Control Purchase Date, and (3) deliver or cause to be delivered to the Trustee all Securities tendered pursuant to the Change of Control Offer. The Paying Agent shall promptly mail to each holder of Securities or portions thereof accepted for payment an amount equal to the purchase price for such Securities plus any accrued and unpaid interest and Liquidated Damages, if any, thereon, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to such holder of Securities accepted for payment in part a new Security equal in principal amount to any unpurchased portion of the Securities and any Security not accepted for payment in whole or in part shall be promptly returned to the holder thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

            The Company will comply with any tender offer rules under the Exchange Act which may then be applicable, including Rule 14e-1, in connection with a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue thereof.

SECTION 4.15. Limitation on Senior Subordinated Indebtedness.

            The Company shall not, directly or indirectly, incur any Indebtedness that by its terms would expressly rank senior in right of payment to the Securities and expressly rank subordinate in right of payment to any Senior Indebtedness.

SECTION 4.16. Limitations on Dividend and Other Payment Restrictions Affecting
              Restricted Subsidiaries.

            The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, any encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits, owned by the Company or any Restricted Subsidiary, or pay any Indebtedness owed to, the Company or any Restricted Subsidiary, (b) make loans or advances to the Company, or (c) transfer any of its properties or assets to the Company, except for such encumbrances or restrictions existing under or by reason of:

            (i) applicable law;

            (ii) Indebtedness permitted (A) under paragraph (a) of Section 4.04,
      (B) under clauses (i) or (iii) of paragraph (b) of Section 4.04 or clauses
      (i), (v), (vi) or (viii) of the definition of Other Permitted Indebtedness, or (C) by agreements and transactions permitted under
      Section 4.06;

            (iii) customary provisions restricting subletting or assignment of any lease or license of the Company or any Restricted Subsidiary;

            (iv) any instrument governing Indebtedness or any other encumbrance or restriction of a Person acquired by the Company or any Restricted Subsidiary at the time of such acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired;

            (v) the Credit Agreement;

            (vi) any Refinancing Indebtedness permitted under Section 4.04 or clauses (i), (v) or (viii) of the definition of Other Permitted Indebtedness; provided that the encumbrances and restrictions created in connection with such Refinancing Indebtedness are no more restrictive in any material respect with regard to the interests of the Holders of Securities than the encumbrances and restrictions in the refinanced Indebtedness;

            (vii) the terms of purchase money obligations, but only to the extent such purchase money obligations restrict or prohibit the transfer of the property so acquired; or

            (viii) the 1997 Notes.

            Nothing contained in this Section 4.16 shall prevent the Company from entering into any agreement or instrument providing for the incurrence of Permitted Liens or restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that are subject to Permitted Liens.

SECTION 4.17. Designation of Restricted and Non-Restricted Subsidiaries.

            (a) As of the date of this Indenture, all Subsidiaries of the Company shall be Restricted Subsidiaries. Subject to the exceptions described below, from and after August 18, 1997, the Company may designate any existing or newly formed or acquired Subsidiary as a Non-Restricted Subsidiary; provided that either (i) the Subsidiary to be so designated has total assets of $1,000,000 or less or (ii) immediately before and after giving effect to such designation: (I) the Company could incur $1.00 of additional Indebtedness pursuant to paragraph (a) of Section 4.04 determined on a Pro Forma Basis; (II) no Default or Event of Default shall have occurred and be continuing; (III) all Investments made by the Company or by a Restricted Subsidiary of the Company in such Restricted Subsidiary which is being designated a Non-Restricted Subsidiary prior to or on the date such Restricted Subsidiary is being designated a Non-Restricted Subsidiary shall have been permitted pursuant to Section 4.06 as if all of such Restricted Payments had been made on the day such Restricted Subsidiary is designated a Non-Restricted Subsidiary (to the extent not previously included as a Restricted Payment) in the amount of the greater of (A) the fair market value (as determined by the Board of Directors in good faith) of the Equity Interests of such Subsidiary held by the Company and its Restricted Subsidiaries on such date or (B) the amount of the Investments determined in accordance with GAAP made by the Company and any of its Restricted Subsidiaries in such Restricted Subsidiary; and (IV) all transactions between the Subsidiary to be so designated and its Affiliates remaining in effect are permitted pursuant to Section 4.03.

            (b) The Company may redesignate any Non-Restricted Subsidiary as a Restricted Subsidiary. The Company may not, and may not permit any Restricted Subsidiary to, take any action or enter into any transaction or series of transactions that would result in a Person becoming a Restricted Subsidiary (whether through an acquisition, the redesignation of a Non-Restricted Subsidiary or otherwise, but not including through the creation of a new Restricted Subsidiary) unless, immediately before and after giving effect to such action, transaction or series of transactions, (i) the Company could incur at least $1.00 of additional Indebtedness pursuant to paragraph (a) of Section
4.04 on a Pro Forma Basis and (ii) no Default or Event of Default shall have occurred and be continuing.

            (c) The designation of a Subsidiary as a Restricted Subsidiary or the removal of such designation shall be made by a resolution adopted by a majority of the Board of Directors stating that the Board of

Directors has made such designation in accordance with this Indenture, and the Company shall deliver to the Trustee such resolution together with an Officers' Certificate certifying that the designation complies with this Indenture. Such designation will be effective as of the date specified in the applicable resolution which may not be before the date the applicable Officers' Certificate is delivered to the Trustee.

SECTION 4.18. Limitation on Liens.

            The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) upon any property or asset now owned or hereafter acquired by them, or any income or profits therefrom, or assign or convey any right to receive income therefrom; provided, however, that in addition to creating Permitted Liens on its properties or assets, the Company and any of its Restricted Subsidiaries may create any Lien upon any of their properties or assets (including, but not limited to, any Capital Stock of its Subsidiaries) if the Securities are equally and ratably secured.

SECTION 4.19. Limitation on Sale and Leaseback Transactions.

            The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company may enter into a sale and leaseback transaction if (i) the Company could have incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to the Company's Cash Flow Coverage Ratio test set forth in paragraph (a) of
Section 4.04, (ii) the net cash proceeds of such sale and leaseback transaction are at least equal to the fair market value (as determined in good faith by the Board of Directors and set forth in an Officers' Certificate delivered to the Trustee) of the property that is the subject of such sale and leaseback transaction and (iii) the transfer of assets in such sale and leaseback transaction is permitted by, and the proceeds of such transaction are applied in compliance with, Section 4.05.

SECTION 4.20. Limitation on Guarantees of Company Indebtedness by Restricted
              Subsidiaries.

            The Company shall not permit any Restricted Subsidiary, directly or indirectly, to guarantee any Indebtedness of the Company other than the Securities (the "Other Company Indebtedness") unless (A) such Restricted Subsidiary contemporaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of payment of the Securities then outstanding by such Restricted Subsidiary to the same extent as the guarantee of payment (the "Other Company Indebtedness Guarantee") of the Other Company Indebtedness (including waiver of subrogation, if any) and (B) if the Other Company Indebtedness guaranteed by such Restricted Subsidiary is Senior Indebtedness, the guarantee for the Securities shall be subordinated in right of payment with the Other Company Indebtedness Guarantee; provided, however, that the provisions of this Section 4.20 do not apply to guarantees by any Restricted Subsidiary of the Company's Indebtedness under the Credit Agreement as in effect on August 18, 1997.

            Each guarantee of the Securities created by a Restricted Subsidiary pursuant to the provisions described in the foregoing paragraph shall be in form and substance satisfactory to the Trustee and shall provide, among other things, that it will be automatically and unconditionally released and discharged upon
(i) any sale, exchange or transfer permitted by this Indenture of (a) all of the Company's Capital Stock in such Restricted Subsidiary or (b) the sale of all or substantially all of the assets of the Restricted Subsidiary and upon the application of the Net Proceeds from such sale in accordance with the requirements of Section 4.05 or (ii) the release or discharge of the Other Company Indebtedness Guarantee that resulted in the creation of such guarantee of the Securities.

                                  ARTICLE FIVE

                         MERGERS; SUCCESSOR CORPORATION

SECTION 5.01. Mergers, Consolidation and Sale of Assets.

            (a) Each of the Company and the Guarantor shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person (any such consolidation, merger or sale being a "Disposition") unless: (i) the successor corporation of such Disposition or the corporation to which such Disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) the successor corporation of such Disposition or the corporation to which such Disposition shall have been made expressly assumes the Obligations of the Company or the Guarantor, as the case may be, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under this Indenture and the Securities; (iii) immediately after such Disposition, no Default or Event of Default shall exist; and (iv) the corporation formed by or surviving any such Disposition, or the corporation to which such Disposition shall have been made, shall (I) have Consolidated Net Worth (immediately after the Disposition but prior to giving any pro forma effect to purchase accounting adjustments resulting from the Disposition) equal to or greater than the Consolidated Net Worth of the Company or the Guarantor, as the case may be, immediately preceding the Disposition, and
(II) be permitted immediately after the Disposition by the terms of the Indenture to issue at least $1.00 of additional Indebtedness pursuant to paragraph (a) of Section 4.04 determined on a Pro Forma Basis. The limitations in this Indenture on the Company's ability to make a Disposition described in this paragraph (a) do not restrict the Company's ability to sell less than all or substantially all of its assets, such sales being governed by Section 4.05.

            (b) Prior to the consummation of any proposed Disposition, the Company shall deliver to the Trustee an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed Disposition and such supplemental indenture comply with this Indenture.

SECTION 5.02. Successor Corporation Substituted.

            (a) In the event of any Disposition of the Company or the Guarantor in accordance with Section 5.01, the successor corporation formed by such consolidation or into which the Company or the Guarantor is merged or to which such Disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Company or the Guarantor herein, and thereafter the predecessor corporation shall be relieved of all Obligations and covenants under this Indenture and the Securities.

                                   ARTICLE SIX

                              DEFAULT AND REMEDIES

SECTION 6.01. Events of Default.

            Each of the following shall be an "Event of Default" for purposes of this Indenture:

            (i) a default for 30 days in payment of interest or Liquidated Damages, if any, on the Securities;

            (ii) a default in payment when due of principal or premium, if any, with respect to the Securities;

            (iii) failure by the Company to comply with the provisions of
      Section 4.04, 4.06, 4.14 or 5.01;

            (iv) the failure of the Company to comply with any of its other agreements or covenants in, or provisions of, this Indenture or the Securities, which failure is not cured within thirty days after notice and demand for cure sent to the Company by the Trustee or Holders of at least 25% of principal amount of the Securities then outstanding;

            (v) a default by the Company, the Guarantor or any Restricted Subsidiary under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Restricted Subsidiary (or the payment of which is guaranteed by the Company or any Restricted Subsidiary), whether such Indebtedness or guarantee now exists or shall be created hereafter, if (I) either (A) such default results from the failure to pay principal of or interest on any such Indebtedness (after giving effect to any extensions thereof) or (B) as a result of such default the maturity of such Indebtedness has been accelerated prior to its expressed maturity, and (II) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal or interest thereon, or, because of the acceleration of the maturity thereof, aggregates in excess of $2,500,000;

            (vi) a failure by the Company or any Restricted Subsidiary to pay final judgments (not covered by insurance) aggregating in excess of $2,500,000 which judgments a court of competent jurisdiction does not rescind, annul or stay within 45 days after their entry;

            (vii) the Company, the Guarantor or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (I) commences a voluntary case, (II) consents to the entry of an order for relief against it in an involuntary case, (III) consents to the appointment of a Custodian of it or for all or substantially all of its property, (IV) makes a general assignment for the benefit of its creditors, or (V) generally is not paying its debts as they become due; and

            (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (I) is for relief against the Company, the Guarantor or any Significant Subsidiary in an involuntary case, (II) appoints a Custodian of the Company, the Guarantor or any Significant Subsidiary or for all or substantially all of the property of the Company, the Guarantor or any Significant Subsidiary, or (III) orders the liquidation of the Company, the Guarantor or any Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 days.

            The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            In the case of any Event of Default pursuant to paragraph (i) or
(ii) above occurring by reason of any willful action (or inactions) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have to pay pursuant to a redemption of Securities as described under Article Three, an equivalent premium shall also become and be immediately, due and payable to the extent permitted by law.

SECTION 6.02. Acceleration.

            If an Event of Default with respect to the Securities occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities may declare the unpaid principal of and accrued interest and Liquidated Damages, if any, to the date of acceleration on all outstanding Securities to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by the Holders) specifying the respective Event of Default and that it is a "notice of acceleration" (the "Acceleration Notice") and, upon any such declaration, such principal amount and accrued interest and Liquidated Damages, if any, notwithstanding anything contained in this Indenture or the Securities to the contrary, shall become immediately due and payable.

            A Default or Event of Default under paragraph (vii) or (viii) will result in the Securities automatically becoming due and payable without further action or notice.

            After a declaration of acceleration, but before a judgment or decree of the money due in respect of the Securities has been obtained, the Holders of not less than a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default (other than the nonpayment of principal of and interest and Liquidated Damages, if any, on the Securities which has become due solely by virtue of such acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

SECTION 6.03. Other Remedies.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest and Liquidated Damages, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

            The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy maturing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04. Waiver of Past Default.

            Subject to Sections 2.09, 6.07 and 10.02, prior to the declaration of acceleration of the Securities, the Holders of not less than a majority in aggregate principal amount of the outstanding Securities by written notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a continuing Default in the payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on any Security or a Default in respect of any term or provision of this Indenture that may not be amended or modified without the consent of each Holder affected as provided in
Section 10.02 (and except for any failure to pay any amount owing to the Trustee, or waiver of any covenant or other provision for the personal protection of the Trustee, without the Trustee's consent). The Company shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. In case of any such waiver, the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder and under the Securities, respectively. This paragraph of this Section 6.04 shall be in lieu of ss. 316(a)(1)(B) of the TIA and such ss. 316(a)(1)(B) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

            Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture and the Securities, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 6.05. Control by Majority.

            Subject to Section 2.09, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against any loss or expense caused by taking such action or following such direction. This Section
6.05 shall be in lieu of ss. 316(a)(l)(A) of the TIA, and such ss. 316(a)(1)(A) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

SECTION 6.06. Limitation on Suits.

            A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

            (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (ii) the Holders of at least 25% in aggregate principal amount of the outstanding Securities make a written request to the Trustee to pursue a remedy;

            (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

            (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

            (v) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

      A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 6.07. Rights of Holders to Receive Payment.

      Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of or interest or Liquidated Damages, if any, on a Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 6.08. Collection Suit by Trustee.

      If an Event of Default in payment of principal or premium, if any, or interest or Liquidated Damages, if any, specified in Section 6.0 1(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantor or any other obligor on the Securities for the whole amount of principal and premium, if any, and accrued interest remaining unpaid, and Liquidated Damages, if any, together with interest overdue on principal and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09. Trustee May File Proofs of Claim.

      The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company or the Guarantor (or any other obligor upon the Securities), any of their respective creditors or any of their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under
Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10. Priorities.

      If the Trustee collects any money or property pursuant to this Article Six, subject to the proisions of Articles Eight and Twelve, it shall pay out the money or property in the following order:

            First: to the Trustee for amounts due under Section 7.07;

            Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, or Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable in the Securities for principal and interest, respectively; and

            Third: to the Company or, to the extent the Trustee collects any amount from the Guarantor, to the Guarantor.

            The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 6.10.

SECTION 6.11. Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 shall not apply to a suit by the Trustee, a suit by a Holder or group of Holders of more than 10% in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for the enforcement or the payment of the principal of or interest or premium or Liquidated Damages, if any, on any Securities on or after the respective due dates expressed in the Security.

                                  ARTICLE SEVEN

                                     TRUSTEE

SECTION 7.01. Duties of Trustee.

            (a) If a Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

            (b) Except during the continuance of a Default:

                  (1) The Trustee shall not be liable except for the performance of such duties as are specifically set forth herein; and

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions conforming to the requirements of this Indenture; however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (c) The Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.01;

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

            (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive from such Holders an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

            (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.01.

            (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02. Rights of Trustee.

            Subject to Section 7.01:

            (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to the provisions of Section 13.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers Certificate or Opinion of Counsel.

            (c) The Trustee may act through attorneys and agents of its selection and shall not be responsible for the misconduct or negligence of any agent or attorney (other than an agent who is an employee of the Trustee) appointed with due care.

            (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

            (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

            (f) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any request or direction of the Guarantor mentioned herein shall be sufficiently evidenced if signed by an officer of the Guarantor.

            (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

            (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, security, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantor, personally or by agent or attorney.

            (i) The Trustee shall not be deemed to have notice of any Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

            (j) Permissive rights or powers available to the Trustee hereunder shall not be assumed to be mandatory duties or obligations.

SECTION 7.03. Individual Rights of Trustee.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, subject to
Section 7.10 hereof. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.04. Trustee's Disclaimer.

            The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company or the Guarantor in this Indenture or any document issued in connection with the sale of Securities or any statement in the Securities other than the Trustee's certificate of authentication.

SECTION 7.05. Notice of Defaults.

            The Company shall deliver to the Trustee annually a statement regarding compliance with this Indenture and, upon an Officer of the Company becoming aware of any Default or Event of Default, a statement specifying such Default or Event of Default. If a Default or an Event of Default occurs and is continuing and the Trustee knows of such Default or Event of Default, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 90 days after the occurrence thereof. Except in the case of a Default or an Event of Default in payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on any Security or a Default or Event of Default in complying with Section 5.01 hereof, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders. This Section 7.05 shall be in lieu of the proviso to ss 315(b) of the TIA and such proviso to ss 315(b) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

SECTION 7.06. Reports by Trustee to Holders.

            If required by TIA ss 313(a), within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a report dated as of such May 15 that complies with TIA ss 313(a). The Trustee also shall comply with TIA ss 313(b), (c) and
(d).

            A copy of each such report at the time of its mailing to Securityholders shall be filed with the Commission and each stock exchange, if any, on which the Securities are listed.

            The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or of any delisting thereof.

SECTION 7.07. Compensation and Indemnity.

            The Company and the Guarantor jointly and severally shall pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantor shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances (including fees, disbursements and expenses of its agents and counsel) incurred or made by it in addition to the compensation for its services except any such disbursements, expenses and advances as may be attributable to the Trustee's negligence or bad faith. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel and any taxes or other expenses incurred by a trust created pursuant to Section 9.01 hereof.

            The Company and the Guarantor jointly and severally shall indemnify the Trustee for, and hold it harmless against any and all loss, damage, claims, liability or expense, including taxes (other than franchise taxes imposed on the Trustee and taxes based upon, measured by or determined by the income of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or bad faith. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Company shall not relieve the Company or the Guarantor of their respective obligations hereunder. The Company and the Guarantor shall defend the claim and the Trustee shall cooperate in the defense (and may employ its own counsel) at the Company's and the Guarantor's expense; provided, however, that the Company's and the Guarantor's reimbursement obligation with respect to counsel employed by the Trustee will be limited to the reasonable fees and expenses of such counsel.

            The Company and the Guarantor need not pay for any settlement made without their written consent, which consent shall not be unreasonably withheld. The Company and the Guarantor need not reim-burse any expense or indemnify against any loss or liability incurred by the Trustee as a result of the violation of this Indenture by the Trustee.

            To secure the Company's and the Guarantor's payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or premium, if any, or interest or Liquidated Damages, if any, on particular Securities or the purchase price or redemption price of any Securities to be purchased pursuant to an Asset Sale Offer or Change of Control Offer or redeemed.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 (vii) or (viii) occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law. The Company's and the Guarantor's obligations under this Section 7.07 and any claim arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's and the Guarantor's obligations pursuant to Article Nine and any rejection or termination under any Bankruptcy Law.

SECTION 7.08. Replacement of Trustee.

            The Trustee may resign at any time by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

            (1)   the Trustee fails to comply with Section 7.10;

            (2) the Trustee is adjudged a bankrupt or an insolvent under any Bankruptcy Law;

            (3) a custodian or other public officer takes charge of the Trustee or its property; or

            (4)   the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. As promptly as practicable after that, the retiring Trustee shall transfer, after payment of all sums then owing to the Trustee pursuant to Section 7.07, all property held by it as Trustee to the successor Trustee, subject to the Lien provided in
Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

            If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the out-standing Securities may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's and the Guarantor's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

SECTION 7.09. Successor Trustee by Merger, etc.

            If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking corporation, the resulting, surviving or transferee corporation or banking corporation without any further act shall be the successor Trustee.

SECTION 7.10. Eligibility; Disqualification.

            This Indenture shall always have a Trustee which shall be eligible to act as Trustee under TIA ss.ss. 310(a)(1) and 310(a)(2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Trustee has or shall acquire any "conflicting interest" within the meaning of TIA ss. 310(b), the Trustee and the Company shall comply with the provisions of TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 3l0(b)(1) are met. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10, the Trustee shall resign immediately in the manner and with the effect hereinbefore specified in this Article Seven.

SECTION 7.11. Preferential Collection of Claims Against Company.

            The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                  ARTICLE EIGHT

                           SUBORDINATION OF SECURITIES

SECTION 8.01. Securities Subordinated to Senior Indebtedness.

            The Company and the Guarantor covenant and agree, and the Trustee and each Holder of the Securities by his acceptance thereof likewise covenant and agree, that all Securities shall be issued subject to the provisions of this Article Eight; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest and Liquidated Damages, if any, on the Securities by the Company or the Guarantor shall, to the extent and in the manner set forth in this Article Eight, be subordinated and junior in right of payment to the prior payment in full in cash of all amounts payable under Senior Indebtedness, whether outstanding on the date of the Indenture or thereafter incurred.

SECTION 8.02. No Payment on Securities in Certain Circumstances.

            (a) No direct or indirect payment by or on behalf of the Company of principal of or interest and Liquidated Damages, if any, on the Securities, whether pursuant to the terms of the Securities, upon acceleration, pursuant to an Asset Sale Offer or Change of Control Offer or otherwise, shall be made to the Holders of Securities and instead shall be made to the Holders of Senior Indebtedness (except that Holders of Securities may receive payments made from the defeasance trust described under Section 9.04) if (i) a default in the payment of the principal of or premium, if any, or interest on Senior Indebtedness occurs and is continuing beyond any applicable period of grace or
(ii) any other default occurs and is continuing with respect to Designated Senior Indebtedness that permits holders of the Designated Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a written notice (with a copy to the Company) of such other default (a "Payment Blockage Notice") from the Company or the holders of any Designated Senior Indebtedness until all Obligations with respect to Senior indebtedness are paid in full; payments on the Securities shall be resumed (a) in the case of a payment default, upon the date on which such default is cured or waived and
(b) in case of a nonpayment default, the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee (such period being referred to herein as the "Payment Brokerage Period"), unless the maturity of any Designated Senior Indebtedness has been accelerated (and written notice of such acceleration has been received by the Trustee). No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice (it being understood that any subsequent action, or any breach of any covenant for a period commencing after the date of receipt by the Trustee of such Payment Blockage Notice, that, in either case, would give rise to such a default pursuant to any provisions under which a default previously existed or was continuing shall constitute a new default for this purpose).

            Notwithstanding anything herein or in the Securities to the contrary, (x) in no event shall a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given, (y) there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect and (z) not more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days. No event of default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period (to the extent the holder of Designated Senior Indebtedness, or trustee or agent, giving notice commencing such Payment Blockage Period had knowledge of such existing or continuing event of default) may be, or be made, the basis for the commencement of any other Payment Blockage Period by the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of the holders of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default has been cured or waived for a period of not less than 90 consecutive days.

            (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by Section 8.02(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Designated Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Designated Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Designated Senior indebtedness that such prohibited payment has been made, the holders of the Designated Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing of the amounts then due and owing on the Designated Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Designated Senior Indebtedness.

SECTION 8.03. Payment Over of Proceeds upon Dissolution, etc.

            (a) Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other similar proceedings, an assignment for the benefit of creditors or any marshaling of the Company's assets, the holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all Obligations due in respect of such Senior Indebtedness (including interest after the commencement of any proceeding at the rate specified in the applicable Senior Indebtedness) before the Holders of the Securities or the Trustee on behalf of such Holders shall be entitled to receive any payment by the Company of the principal of or interest or Liquidated Damages, if any, on the Securities, or any payment by the Company to acquire any of the Securities for cash, property or securities, or any distribution with respect to the Securities of any cash, property or securities. Before any payment may be made by, or on behalf of, the Company of the principal of or interest or Liquidated Damages, if any, on the Securities upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

            (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 8.03(a) and before all obligations in respect of Senior Indebtedness are paid in full in cash, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

            The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five shall not be deemed a dissolution, winding-up, liquidation or reorganization for the pur-poses of this Section 8.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five.

SECTION 8.04. Subrogation.

            Upon the payment in full in cash of all Senior Indebtedness, or provision for payment, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company made on such Senior Indebtedness until the principal of and interest and Liquidated Damages, if any, on the Securities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Eight, and no payment over pursuant to the provisions of this Article Eight to the holders of Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article Eight are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

            If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Eight shall have been applied, pursuant to the provisions of this Article Eight, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Senior Indebtedness.

SECTION 8.05. Obligations of Company Unconditional.

            Nothing contained in this Article Eight or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest and Liquidated Damages, if any, on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eight of the holders of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

            Without limiting the generality of the foregoing, nothing contained in this Article Eight shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable shall first be paid in full before the Holders of the Securities or the Trustee are entitled to receive any direct or indirect payment from the Company of principal of or interest or Liquidated Damages, if any, on the Securities.

SECTION 8.06. Notice to Trustee.

            The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Eight. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company, or by a holder of Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Seven, be entitled to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this Section 8.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest or Liquidated Damages, if any, on any Security), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 8.06 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by
Section 8.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

            In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Eight, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Eight, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 8.07. Reliance on Judicial Order or Certificate of Liquidating Agent.

            Upon any payment or distribution of assets or securities referred to in this Article Eight, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eight.

SECTION 8.08. Trustee's Relation to Senior Indebtedness

            The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Eight with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

            With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Eight, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (except as provided in Section 8.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Eight or otherwise.

SECTION 8.09. Subordination Rights Not Impaired by Acts or Omissions of the
              Company or Holders of Senior Indebtedness.

            No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article Eight are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

SECTION 8.10. Securityholders Authorize Trustee to Effectuate Subordination of
              Securities.

            Each Holder of Securities by his acceptance of such Securities authorizes and expressly directs the Trustee on its or his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Eight, and appoints the Trustee its or his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

SECTION 8.11. This Article Not to Prevent Events of Default.

            The failure to make a payment on account of principal of or interest or Liquidated Damages, if any, on the Securities by reason of any provision of this Article Eight shall not be construed as preventing the occurrence of an Event of Default specified in clause (i) or (ii) of Section 6.01.

SECTION 8.12. Trustee's Compensation Not Prejudiced.

            Nothing in this Article Eight shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

SECTION 8.13. No Waiver of Subordination Provisions.

            Without in any way limiting the generality of Section 8.09, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Eight or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 8.14. Subordination Provisions Not Applicable to Collateral Held in
              Trust for Securityholders; Payments May Be Paid Prior to Dissolution.

            All money and United States Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Article Nine shall be for the sole benefit of the Holders and shall not be subject to this Article Eight.

            Nothing contained in this Article Eight or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Section 8.02, from making payments of principal of and interest and Liquidated Damages, if any, on the Securities, or from depositing with the Trustee any moneys for such payments or from effecting a termination of the Company's and the Guarantor's obligations under the Securities and this Indenture as provided in Article Nine, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest and Liquidated Damages, if any, on the Securities, to the Holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 8.02(b) or in Section 8.06. The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

SECTION 8.15. Acceleration of Securities.

            If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of the Senior Indebtedness of the acceleration.

                                  ARTICLE NINE

                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 9.01. Discharge of Indenture.

            The Company and the Guarantor may terminate their Obligations under the Securities, the Guarantee and this Indenture, except the obligations referred to in the last paragraph of this Section 9.01, if there shall have been cancelled by the Trustee or delivered to the Trustee for cancellation all Securities theretofore authenticated and delivered (other than any Securities that are asserted to have been destroyed, lost or stolen and that shall have been replaced as provided in Section 2.07) and the Company has paid all sums payable by it hereunder or deposited all required sums with the Trustee.

            After such delivery the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantor's Obligations under the Securities, the Guarantee and this Indenture except for those surviving obligations specified below.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor in Sections 7.07, 9.05 and 9.06 hereof shall survive.

SECTION 9.02. Legal Defeasance.

            The Company may at its option, by resolution of the Board of Directors, be discharged from its Obligations with respect to the Securities and the Guarantor discharged from its Obligations under the Guarantee on the date the conditions set forth in Section 9.04 below are satisfied (hereinafter, the "Legal Defeasance Option"). For this purpose, exercise of such Legal Defeasance Option means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Securities and to have satisfied all its other Obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall, subject to Section 9.06 hereof, execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Securities to receive solely from the trust funds described in Section 9.04 hereof and as more fully set forth in such Section, payments in respect of the principal of and premium, if any, and interest and Liquidated Damages, if any, on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 2.03, 2.04 and 2.07, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder (including claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof) and (D) this Article Nine. Subject to compliance with this Article Nine, the Company may exercise its Legal Defeasance Option under this Section 9.02 with respect to the Securities notwithstanding the prior exercise of its option under Section 9.03 below with respect to the Securities. If the Company exercises its Legal Defeasance Option, payment of the Securities may not be accelerated because of an Event of Default with respect thereto.

SECTION 9.03. Covenant Defeasance.

            At the option of the Company, pursuant to a resolution of the Board of Directors, the Company and the Guarantor shall be released from their respective Obligations under Sections 4.03 through 4.06 and Sections 4.14 through 4.20, clauses (iii) and (iv) of paragraph (a) of Section 5.01, and paragraphs (iii), (iv), (v) and (vi) of Section 6.01, with respect to the outstanding Securities on and after the date the conditions set forth in Section
9.04 hereof are satisfied (hereinafter, "Covenant Defeasance Option"). For this purpose, exercise of such Covenant Defeasance Option means that the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section or portion thereof, whether directly or indirectly by reason of any reference elsewhere herein to any such specified Section or portion thereof or by reason of any reference in any such specified Section or portion thereof to any other provision herein or in any other document, but the remainder of this Indenture and the Securities shall be unaffected thereby. If the Company exercises the Covenant Defeasance Option, payment of the Securities shall not be accelerated because of an Event of Default specified in paragraphs (iii), (iv), (v) or (vi) of Section 6.01 or because of the Company's failure to comply with clauses (iii) and (iv) under paragraph (a) of Section 5.01.

SECTION 9.04. Conditions to Legal Defeasance or Covenant Defeasance.

            The following shall be the conditions to application of Section 9.02 or Section 9.03 hereof to the outstanding Securities:

            (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article Nine applicable to it) as funds in trust (the "defeasance trust") for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and premium, if any, and accrued interest and Liquidated Damages, if any, on the outstanding Securities on the Final Maturity Date of such principal of or premium, if any, or interest, and Liquidated Damages, if any, or on dates for payment and redemption of such principal and premium, if any, and interest and Liquidated Damages, if any, selected in accordance with the terms of this Indenture and of the Securities;

            (2) no Event of Default or Default with respect to the Securities shall have occurred and be continuing on the date of such deposit, or shall have occurred and be continuing at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period under any Bankruptcy Law applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

            (3) such Legal Defeasance Option or Covenant Defeasance Option shall not cause the Trustee to have a conflicting interest for purposes of the TIA with respect to any securities of the Company;

            (4) such Legal Defeasance Option or Covenant Defeasance Option shall not result in a breach or violation of, or constitute default under any other agreement, including without limitation the Credit Agreement, or instrument to which the Company is a party or by which it is bound;

            (5) the Company shall have delivered to the Trustee an Opinion of Counsel stating that, as a result of such Legal Defeasance Option or Covenant Defeasance Option, neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended;

            (6) in the case of an election under Section 9.02 above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that or (ii) there has been a change in any applicable federal income tax law with the effect that, and such opinion shall confirm that, the Holders of the outstanding Securities or Persons in their positions will not recognize income, gain or loss for federal income tax purposes solely as a result of such deposit in the defeasance trust or the exercise of the Legal Defeasance Option and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit in the defeasance trust or the exercise of the Legal Defeasance Option had not occurred;

            (7) in the case of an election under Section 9.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities or Persons in their positions will not recognize income, gain or loss for federal income tax purposes solely as a result of such deposit in the defeasance trust or the exercise of the Covenant Defeasance

      Option and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit in the defeasance trust or the exercise of the Covenant Defeasance Option had not occurred;

            (8) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance Option under Section 9.02 or the Covenant Defeasance Option under Section 9.03 (as the case may be) have been complied with;

            (9) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit under clause (1) was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others; and

            (10) the Company shall have paid or duly provided for payment under terms mutually satisfactory to the Company and the Trustee all amounts then due to the Trustee pursuant to Section 7.07 hereof.

SECTION 9.05. Deposited Money and U.S. Government Obligations to Be Held in
              Trust; Other Miscellaneous Provisions.

            All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 9.04 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium, if any, accrued interest and Liquidated Damages, if any, but such money need not be segregated from other funds except to the extent required by law.

            The Company and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 9.04 hereof or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

            Anything in this Article Nine to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 9.04 which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance Option or Covenant Defeasance Option.

SECTION 9.06. Reinstatement.

            If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 9.01, 9.02 or 9.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Guarantor's Obligations under this Indenture, the Securities and the Guarantee shall be revived and reinstated as though no deposit had occurred pursuant to this Article Nine until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 9.01; provided, however, that if the Company or the Guarantor has made any payment of principal of, premium, if any, accrued interest or Liquidated Damages, if any, on any Securities because of the reinstatement of their Obligations, the Company or the Guarantor, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

SECTION 9.07. Moneys Held by Paying Agent.

            In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 9.01 hereof, to the Company (or, if such moneys had been deposited by the Guarantor, to such Guarantor), and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

SECTION 9.08. Moneys Held by Trustee.

            Any moneys deposited with the Trustee or any Paying Agent or then held by the Company or the Guarantor in trust for the payment of the principal of, or premium, if any, interest or Liquidated Damages, if any, on any Security that are not applied but remain unclaimed by the Holder of such Security for two years after the date upon which the principal of, or premium, if any, interest or Liquidated Damages, if any, on such Security shall have respectively become due and payable shall be repaid to the Company (or, if appropriate, the Guarantor) upon Company Request, or if such moneys are then held by the Company or the Guarantor in trust, such moneys shall be released from such trust; and the Holder of such Security entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company and the Guarantor, either mail to each Securityholder affected, at the address shown in the Register, or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in The City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company or the Guarantor. After payment to the Company or the Guarantor or the release of any money held in trust by the Company or the Guarantor, as the case may be, Securityholders entitled to the money must look only to the Company and the Guarantor for payment as general creditors unless applicable abandoned property law designates another Person.

                                   ARTICLE TEN

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01. Without Consent of Holders.

            The Company and the Guarantor, when authorized by a resolution of the Board of Directors and the board of directors of the Guarantor, and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

            (i) to cure any ambiguity, defect or inconsistency; provided, however, that such amendment or supplement does not adversely affect the rights of any Holder;

            (ii) to provide for uncertificated Securities in addition to or in place of Certificated Securities;

            (iii) to provide for the assumption by a successor Person of the obligations of the Company or the Guarantor to the Holders of Securities under the Securities, this Indenture and the Registration Rights Agreement in connection with any transaction complying with Article Five of this Indenture;

            (iv) to provide for a guarantee of payment of the Securities by any Restricted Subsidiary pursuant to Section 4.20;

            (v) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA; or

            (vi) to make any change that does not materially adversely affect the legal rights of any Holder under this Indenture;

provided, however, that the Company has delivered to the Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this Section 10.01.

SECTION 10.02. With Consent of Holders.

            Subject to Section 6.07, the Company and the Guarantor, when authorized by a resolution of the Boards of Directors and the board of directors of the Guarantor, and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities. Subject to Section 6.07, the Holders of a majority in principal amount of the outstanding Securities may waive compliance by the Company or the Guarantor with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to
Section 6.04, may not:

            (i) reduce the principal amount of any Securities whose Holders must consent to an amendment to this Indenture or a waiver under this Indenture;

            (ii) reduce the rate on or change the interest payment time on any Security or alter the redemption provisions with respect thereto (other than the provisions relating to Section 4.05 and 4.14) or the price at which the Company is required to offer to purchase the Securities;

            (iii) reduce the principal of or change the fixed maturity of any Security;

            (iv) change currency of payment of the principal of or interest on any Security;

            (v) modify any provisions of Section 6.01 or 6.04 (other than to add sections of this Indenture or the Securities subject thereto) or 6.07; and

            (vi) waive any default in the payment of the principal of, premium, if any, or unpaid interest on, and Liquidated Damages, if any, with respect to the Securities.

            An amendment under this Section 10.02 may not make any change under Article Eight, Article Nine, Article Eleven or Article Twelve hereof that adversely affects in any material respect the rights of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any representative thereof authorized to give a consent) shall have consented to such change.

            It shall not be necessary for the consent of the Holders under this
Section 10.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

            After an amendment, supplement or waiver under this Section 10.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 10.03. Compliance with Trust Indenture Act.

            Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 10.04. Revocation and Effect of Consents.

            Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Security or portion of such Security by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders of such Securities after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

            After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(i) through (vi) of Section 10.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 10.05. Notation on or Exchange of Securities.

            If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 10.06. Trustee to Sign Amendments, etc.

            The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Ten is authorized or permitted by this Indenture and that such amendment, supplement or waiver constitutes the legal, valid and binding obligation of the Company and the Guarantor, enforceable in accordance with its terms (subject to customary exceptions). The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. In signing any amendment, supplement or waiver, the Trustee shall be entitled to receive an indemnity reasonably satisfactory to it.

                                 ARTICLE ELEVEN

                                    GUARANTEE

SECTION 11.01. Unconditional Guarantee.

            The Guarantor hereby irrevocably and unconditionally guarantees to each Holder of a Security authenticated by the Trustee and to the Trustee and its successors and assigns that: the principal of and premium, if any, interest or Liquidated Damages, if any, on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether on the Final Maturity Date, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, and interest on the overdue principal and interest on any overdue interest on the Securities and expenses, indemnification or otherwise, and all other obligations of the Company (all such obligations guaranteed by the Guarantor being called herein the "Guaranteed Obligations"), to the Holders or the Trustee hereunder or under the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section 11.03. The Guarantor hereby agrees that its obligations hereunder shall be unconditional and continuing, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor and shall (a) remain in full force and effect until payment in full of all the Guaranteed Obligations,
(b) be binding upon the Guarantor and its successors, transferees and assigns and (c) inure to the benefit of and be enforceable by the Trustee, the Holders of the Securities and their successors, transferees and assigns. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantee will not be discharged except by complete performance of the Guaranteed Obligations, and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantor, or any Custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantor, any amount paid by the Company or the Guarantor to the Trustee or such Holder, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in Article Six for the purpose of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any acceleration of the Guaranteed obligations as provided in Article Six, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

SECTION 11.02. Severability.

            In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.03. Limitation of Guarantor's Liability.

            The Guarantor and, by its acceptance of a Security issued hereunder, each Holder and the Trustee hereby confirm that it is the intention of all such parties that the guarantee by the Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. federal or state or other applicable law. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the obligations of the Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

SECTION 11.04. Subordination of Subrogation and Other Rights.

            The Guarantor hereby agrees that any claim against the Company that arises from the payment, performance or enforcement of the Guarantor's obligations under the Guarantee or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of the Guarantor shall be made before, the payment in full in cash of all outstanding Securities in accordance with the provisions provided therefor in this Indenture.

SECTION 11.05. Delivery of Guarantee.

            The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in Section 11.01 on behalf of the Guarantor.

                                 ARTICLE TWELVE

                           SUBORDINATION OF GUARANTEE

SECTION 12.01. Guarantee Obligations Subordinated to Guarantor Senior
               Indebtedness.

            The Guarantor covenants and agrees, and the Trustee and each Holder of the Securities by its or his acceptance thereof likewise covenants and agrees, that the Guarantee shall be issued subject to the provisions of this Article Twelve; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and premium, if any, interest and Liquidated Damages, if any, on the Securities pursuant to the Guarantee made by or on behalf of the Guarantor shall, to the extent and in the manner set forth in this Article Twelve, be subordinated and junior in right of payment to the prior payment in full in cash of all amounts payable under Guarantor Senior Indebtedness of the Guarantor.

SECTION 12.02. No Payment on Guarantee in Certain Circumstances.

            (a) No direct or indirect payment by or on behalf of the Guarantor of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities, whether pursuant to the Guaranteed Obligations, whether pursuant to the terms of the Securities, upon acceleration, pursuant to an Asset Sale Offer or Change of Control Offer or otherwise, shall be made to the holders of Securities and instead shall be made to the holders of Guarantor Senior Indebtedness (except that holders of Securities may receive payments made from the defeasance trust described under Section 9.04) if (i) a default in the payment of the principal of or premium, if any, or interest on Guarantor Senior Indebtedness occurs and is continuing beyond any applicable period of grace or
(ii) any other default occurs and is continuing with respect to Designated Guarantor Senior Indebtedness that permits holders of the Designated Guarantor Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a written notice (with a copy to the Guarantor) of such other default (a "Guarantor Payment Blockage Notice") from the Guarantor or the holders of any Designated Guarantor Senior Indebtedness until all Obligations with respect to such Designated Guarantor Senior Indebtedness are paid in full; payments on the Securities shall be resumed (a) in the case of a payment default, upon the date on which such default is cured or waived and (b) in case of a nonpayment default, the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable Guarantor Payment Blockage Notice is received by the Trustee (such period being referred to herein as the "Guarantor Payment Blockage Period"), unless the maturity of any Designated Guarantor Senior Indebtedness has been accelerated (and written notice of such acceleration has been received by the Trustee). No nonpayment default that existed or was continuing on the date of delivery of any Guarantor Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Guarantor Payment Blockage Notice (it being understood that any subsequent action, or any breach of any covenant for a period commencing after the date of receipt by the Trustee of such Guarantor Payment Blockage Notice, that, in either case, would give rise to such a default pursuant to any provisions under which a default previously existed or was continuing shall constitute a new default for this purpose).

            Notwithstanding anything herein or in the Securities to the contrary, (x) in no event shall a Guarantor Payment Blockage Period extend beyond 179 days from the date the Guarantor Payment Blockage Notice in respect thereof was given, (y) there shall be a period of at least 181 consecutive days in each 360-day period when no Guarantor Payment Blockage Period is in effect and (z) not more than one Guarantor Payment Blockage Period may be commenced with respect to the Guarantor during any period of 360 con-secutive days. No event of default that existed or was continuing on the date of commencement of any other Guarantor Payment Blockage Period with respect to the Designated Guarantor Senior Indebtedness initiating such Guarantor Payment Blockage Period (to the extent the holder of Designated Guarantor Senior Indebtedness, or trustee or agent, giving notice commencing such Guarantor Payment Blockage Period had knowledge of such existing or continuing event of default) may be, or be made, the basis for the commencement of any other Guarantor Payment Blockage Period by the holder or holders of such Designated Guarantor Senior Indebtedness or the trustee or agent acting on behalf of such Designated Guarantor Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default has been cured or waived for a period of not less than 90 consecutive days.

            (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by Section 12.02(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Designated Guarantor Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Designated Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of such Designated Guarantor Senior Indebtedness that such prohibited payment has been made, the holders of such Designated Guarantor Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing of the amounts then due and owing on such Designated Guarantor Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Designated Guarantor Senior Indebtedness.

SECTION 12.03. Payment Over of Proceeds upon Dissolution, etc.

            (a) Upon any payment or distribution of assets or securities of the Guarantor of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or liquidation or reorganization of the Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other similar proceedings, the holders of Guarantor Senior Indebtedness shall be entitled to receive payment in full in cash of all Obligations due in respect of such Guarantor Senior Indebtedness before the Holders of the Securities or the Trustee on behalf of such Holders shall be entitled to receive any payment by the Guarantor of the principal of or premium, if any, and interest or Liquidated Damages, if any, on the Securities pursuant to the Guarantee, or any payment to acquire any of the Securities for cash, property or securities, or any distribution with respect to the Securities of any cash, property or securities. Before any payment may be made by, or on behalf of, the Guarantor of the principal of or premium, if any, and interest or Liquidated Damages, if any, on the Securities upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets or securities of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, shall be made by the Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of the Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Guarantor Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all the Guarantor Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of Guarantor Senior Indebtedness.

            (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Guarantor of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 12.03(a) and before all Obligations in respect of the Guarantor Senior Indebtedness are paid in full in cash, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of the Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Guarantor Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of the Guarantor Senior Indebtedness remaining unpaid until all Guarantor Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of Guarantor Senior Indebtedness; provided that the Trustee shall be entitled to receive from the holders of Guarantor Senior Indebtedness written notice of the amounts owing on the Guarantor Senior Indebtedness.

            The consolidation of the Guarantor with, or the merger of the Guarantor with or into, another corporation or the liquidation or dissolution of the Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five.

SECTION 12.04. Subrogation.

            Upon the payment in full in cash of all Guarantor Senior Indebtedness of the Guarantor, or provision for payment, the Holders of the Securities shall be subrogated to the rights of the holders of Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities of the Guarantor made on Guarantor Senior Indebtedness until the principal of and premium, if any, and interest and Liquidated Damages, if any, on the Securities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Twelve, and no payment over pursuant to the provisions of this Article Twelve to the holders of the Guarantor Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between the Guarantor, its creditors other than holders of the Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Guarantor to or on account of the Guarantor Senior Indebtedness. It is understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Guarantor Senior Indebtedness, on the other hand.

            If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Twelve shall have been applied, pursuant to the provisions of this Article Twelve, to the payment of all amounts payable under Guarantor Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Guarantor Senior Indebtedness any payments or distributions received by such holders of Guarantor Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Guarantor Senior Indebtedness.

SECTION 12.05. Obligations of Guarantor Unconditional.

            Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities or the Guarantee is intended to or shall impair, as between the Guarantor and the Holders of the Securities, the obligation of the Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and premium, if any, or interest and Liquidated Damages, if any, on the Securities as and when the same shall become due and payable in accordance with the terms of the Guarantee, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Guarantor other than the holders of Guarantor Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of Guarantor Senior Indebtedness in respect of cash, property or securities of the Guarantor received upon the exercise of any such remedy.

            Without limiting the generality of the foregoing, nothing contained in this Article Twelve shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; provided, however, that all Guarantor Senior Indebtedness of the Guarantor then due and payable shall first be paid in full before the Holders of the Securities or the Trustee are entitled to receive any direct or indirect payment from such Guarantor of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities pursuant to such Guarantor's Guarantee.

SECTION 12.06. Notice to Trustee.

            The Company and the Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or the Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Guarantor Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company or the Guarantor, or by a holder of Guarantor Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Seven, be entitled to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this Section 12.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or premium, if any, or interest or Liquidated Damages, if any, on any Security), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Guarantor and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section
12.06 shall limit the right of the holders of Guarantor Senior Indebtedness to recover payments as contemplated by Section 12.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Guarantor Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of Guarantor Senior Indebtedness or a trustee or representative on behalf of any such holder.

            In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 12.07. Reliance on Judicial Order or Certificate of Liquidating Agent.

            Upon any payment or distribution of assets or securities of the Guarantor referred to in this Article Twelve, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Guarantor Senior Indebtedness and other Indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 12.08. Trustee's Relation to Guarantor Senior Indebtedness.

            The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Twelve with respect to any Guarantor Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

            With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness (except as provided in Section 12.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise.

SECTION 12.09. Subordination Rights Not Impaired by Acts or Omissions of the
               Guarantor or Holders of Guarantor Senior Indebtedness.

            No right of any present or future holders of any Guarantor Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article Twelve are intended to be for the benefit of, and shall be enforceable directly by, the holders of Guarantor Senior Indebtedness.

SECTION 12.10. Securityholders Authorize Trustee to Effectuate Subordination of
               Guarantee.

            Each Holder of Securities by its or his acceptance of such Securities authorizes and expressly directs the trustee on its or his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve, and appoints the Trustee its or his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of such Guarantor, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

SECTION 12.11. This Article Not to Prevent Events of Default.

            The failure to make a payment on account of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities by reason of any provision of this Article Twelve shall not be construed as preventing the occurrence of an Event of Default specified in clauses (i) or (ii) of Section 6.01.

SECTION 12.12. Trustee's Compensation Not Prejudiced.

            Nothing in this Article Twelve shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

SECTION 12.13. No Waiver of Guarantee Subordination Provisions.

            Without in any way limiting the generality of Section 12.09, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following:
(a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (c) release any Person liable in any manner for the collection of Guarantor Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Guarantor and any other Person.

SECTION 12.14. Payments May Be Paid Prior to Dissolution.

            Nothing contained in this Article Twelve or elsewhere in this Indenture shall prevent (i) the Guarantor, except under the conditions described in Section 12.02, from making payments of principal of and premium, if any, and interest and Liquidated Damages, if any, on the Securities, or from depositing with the Trustee any moneys for such payments, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and premium, if any, and interest and Liquidated Damages, if any, on the Securities, to the Holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 12.02(b) or in Section 12.06. The Guarantor shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Guarantor.

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

SECTION 13.01. Trust Indenture Act Controls.

            This Indenture is subject to the provisions of the TIA that are required to be a part of this Indenture, and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture modifies any TIA provision that may be so modified, such TIA provision shall be deemed to apply to this Indenture as so modified. If any provision of this Indenture excludes any TIA provision that may be so excluded, such TIA provision shall be excluded from this Indenture.

            The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 13.02. Notices.

            Any notice or communication shall be sufficiently given if in writing and delivered in person, by facsimile and confirmed by overnight courier, or mailed by first-class mail addressed as follows:

            if to the Company or to the Guarantor:

                  Fedders Corporation
                  Westgate Corporate Center
                  505 Martinsville Road
                  P.O. Box 813
                  Liberty Corner, New Jersey 07938

                  Attention: Robert N. Edwards
                             Vice President and General Counsel

                  Facsimile: (908) 604-9317
                  Telephone: (908) 604-8686

            with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  919 Third Avenue
                  New York, New York 10022

                  Attention: Mark C. Smith

                  Facsimile: (212) 735-2000
                  Telephone: (212) 735-3330
            if to the Trustee:

                  State Street Bank and Trust Company
                  2 Avenue de Lafayette
                  Boston, Massachusetts 02111-1724

                  Attention: Corporate Trust Department

                  Facsimile: (617) 664-5374
                  Telephone: (617) 662-1726

            The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

            Any notice or communication mailed, first-class, postage prepaid, to a Holder including any notice delivered in connection with TIA ss. 310(b), TIA ss. 313(c), TIA ss. 314(a) and TIA ss. 315(b), shall be mailed to it or him at its or his address as set forth in the Register and shall be sufficiently given to it or him if so mailed within the time prescribed. To the extent required by the TIA, any notice or communication shall also be mailed to any Person described in TIA ss. 313(c).

            Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 13.03. Communications by Holders with Other Holders.

            Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA ss. 312(c).

SECTION 13.04. Certificate and Opinion as to Conditions Precedent.

            Upon any request or application by the Company or the Guarantor to the Trustee to take or refrain from taking any action under this Indenture, the Company or the Guarantor shall furnish to the Trustee at the request of the
Trustee:

            (1) an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (2) an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 13.05. Statements Required in Certificate or Opinion.

            Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 13.06. Rules by Trustee, Paying Agent, Registrar.

            The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 13.07. Governing Law.

            The laws of the State of New York shall govern this Indenture, the Securities and the Guarantee without regard to principles of conflicts of law.

SECTION 13.08. No Recourse Against Others.

            A director, officer, employee or stockholder, as such, of the Company or the Guarantor shall not have any liability for any Obligations of the Company or the Guarantor under the Securities, the Guarantee or this Indenture or for any claim based on, in respect of or by reason of such Obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability and such waiver and release is part of the consideration for issuance of the Securities.

SECTION 13.09. Successors.

            All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Guarantor in this Indenture and the Guarantee shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 13.10. Counterpart Originals.

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 13.11. Severability.

            In case any provision in this Indenture, in the Securities or in the Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

SECTION 13.12. No Adverse Interpretation of Other Agreements.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, the Guarantor or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.13. Legal Holidays.

            If a payment date is a not a Business Day at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.

                            [Signature Pages Follow]

                                   SIGNATURES

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                     FEDDERS NORTH AMERICA, INC.

                                     By: /s/ Robert L. Laurent, Jr.
                                        ----------------------------------------
                                         Name:  Robert L. Laurent, Jr.
                                         Title: Executive Vice President

                                     FEDDERS CORPORATION,
                                       as Guarantor

                                     By: /s/ Robert L. Laurent, Jr.
                                        ----------------------------------------
                                         Name:  Robert L. Laurent, Jr.
                                         Title: Executive Vice President

                                     STATE STREET BANK AND TRUST COMPANY,
                                       as Trustee

                                     By: /s/ Robert J Dunn
                                        ----------------------------------------
                                         Name:  Robert J Dunn
                                         Title: Vice President

                                    EXHIBIT A

                           [FORM OF FACE OF SECURITY]

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
            DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION
            2.06 OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE,
            (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. (1)

            THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE CASH PAYMENTS OF INTEREST DURING THE PERIOD WHICH SUCH HOLDER HOLDS THIS NOTE. NOTHING IN THIS LEG-

----------
(1) The preceding two paragraphs should be included only for the Global Securities.

            END SHALL BE DEEMED TO PREVENT INTEREST FROM ACCRUING ON THIS
            NOTE.(2)

            THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO FEDDERS NORTH AMERICA, INC. OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT,
            (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO FEDDERS NORTH AMERICA, INC. OR SUBJECT TO SUCH OTHER PROVISIONS SET FORTH IN THE INDENTURE RELATED TO THIS NOTE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.(3)

            [FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, (1) THE ISSUE PRICE IS $953.04; (2) THE AMOUNT OF THE ORIGINAL

----------
(2) This paragraph should be included only for the Reg S Temporary Global Securities.

(3)   This paragraph should be included only for the Transfer Restricted
      Securities.

            ISSUE DISCOUNT IS $46.96; (3) THE ISSUE DATE IS AUGUST 24, 1999; AND
            (4) THE YIELD TO MATURITY IS 10.25% (COMPOUNDED SEMI-ANNUALLY).](4)

----------
(4) This paragraph should be included in the Series A Securities issued on August 24, 1999 and any Securities issued in substitution or exchange therefor. A similar paragraph, with such changes as are necessary, should be included in any Additional Securities issued after August 24, 1999 and any Securities issued in substitution or exchange therefor.

                          FEDDERS NORTH AMERICA, INC.
                        9 3/8% Senior Subordinated Note
                   due August 15, 2007, [Series A][Series B]

                                                              CUSIP No:

No.[      ]                                                       $[        ]

            FEDDERS NORTH AMERICA, INC., a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to
pay to [       ] or registered assigns, the principal sum of [       ] Dollars,
on August 15, 2007.

            Interest Payment Dates: February 15 and August 15, commencing on
            [         ]

            Interest Record Dates: February 1 and August 1.

            Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.

                                    FEDDERS NORTH AMERICA, INC.


                                    By: ____________________________________
                                        Name:
                                        Title:


Attest: ________________________________
        Name:
        Title:

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

            This is one of the 9 3/8% Senior Subordinated Notes due 2007, [Series A], [Series B], described in the within-mentioned Indenture.


Dated:
                                         STATE STREET BANK AND TRUST COMPANY,
                                          as Trustee



                                         By:___________________________________
                                            Authorized Signatory

                             (REVERSE OF SECURITY)

                           FEDDERS NORTH AMERICA, INC.

                        9 3/8% Senior Subordinated Note
                   due August 15, 2007, [Series A][Series B]

1. Interest.

            FEDDERS NORTH AMERICA, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid,
from [       ]. The Company will pay interest semi-annually in arrears on each
Interest Payment Date, commencing [        ]. Interest will be computed on the
basis of a 360-day year of twelve 30-day months.

            The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Method of Payment.

            The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and premium, if any, and interest and Liquidated Damages, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and premium, if any, and interest and Liquidated Damages, if any, by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3. Paying Agent and Registrar.

            Initially, State Street Bank and Trust Company (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar.

4. Indenture and Guarantees.

            [This Security in one of a duly authorized issue of [Series A] [Series B] Securities of the Company designated as its 9 3/8% Senior Subordinated Notes due 2007.] The Company shall be entitled to issue Additional Securities pursuant to Section 2.15 of the Indenture; provided that such issuance is not prohibited by Section 4.04 of the Indenture. The Series A Securities issued on August 24, 1999, any Additional Securities, and any Series B Securities issued pursuant to the Indenture, are treated as a single class of securities under the Indenture.

            The Company issued the Securities under an Indenture, dated as of August 24, 1999 (the "Indenture"), among the Company, Fedders Corporation, a Delaware corporation and the sole stockholder of the Company (the "Guarantor"), and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Company limited in aggregate principal amount to $100,000,000, [of which only $50,000,000 are being initially issued on August 24, 1999 in the form of Series A Securities].

5. [Registration Rights.

            Pursuant to a Registration Rights Agreement among the Company, the Guarantor and the Initial Purchaser of the Series A Securities, the Company and the Guarantor will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 9 3/8% Senior Subordinated Notes due 2007, Series B, of the Company (the "Series B Securities"), which have been registered under the Securities Act, in like principal amount and having identical terms as the Series A Securities. The Holders of Series A Securities shall be entitled to receive certain additional payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement. The Series A Securities and the Series B Securities are together referred to herein as the "Securities."](5)

      [Exchange Offer.

            The Series B Securities were issued pursuant to an Exchange Offer pursuant to which 9 3/8% Senior Subordinated Notes due 2007, Series A, of the Company (the "Series A Securities"), in like principal amount and having substantially identical terms as the Series B Securities, were exchanged for the Series B Securities. The Series A Securities and the Series B Securities are together referred to herein as the "Securities."](6)

6. Optional Redemption.

            The Securities will be redeemable at the option of the Company, in whole or in part, at any time or from time to time, on or after August 15, 2002 at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Redemption Date if redeemed during the twelve-month period commencing on August 15 of the years set forth below:

----------
(5)   This paragraph should only be included in Series A Securities.

(6) This paragraph should only be included in Series B Securities issued in exchange for Series A Securities in an Exchange Offer.

                  Year                      Percentage
                  ----                      ----------
                  2002                       104.688%
                  2003                       103.125%
                  2004                       101.563%
                  2005 and thereafter        100.000%

7. Optional Redemption upon Certain Equity Issuances.

            At any time, or from time to time, prior to August 15, 2000, the Company may redeem up to 30% of the originally issued principal amount of Securities (including the aggregate principal amount of any Additional Securities) at a redemption price equal to 109.375% of the principal amount of the Securities so redeemed, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Redemption Date, with the net proceeds of one or more Equity Offerings; provided, however, that at least 70% of the originally issued principal amount of Securities (including the aggregate principal amount of any Additional Securities) remains outstanding immediately after giving effect to any such redemption and provided, further, that such redemption will occur within 60 days of the date of the Closing of such Equity Offering.

8. Notice of Redemption.

            Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

            If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Company has deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture.

9. Change of Control Offer.

            Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all outstanding Securities at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Change of Control Purchase Date.

10. Limitation on Disposition of Assets.

            The Company is, subject to certain conditions, obligated to make an offer to purchase Securities at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the Asset Sale Purchase Date.

11. Subordination.

            The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinated and subject in right payment to the prior payment in full in cash of all Senior Indebtedness as defined in the Indenture, and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose.

12. Denominations; Transfer; Exchange.

            The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part. Also, it need not exchange or register any transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between an Interest Record Date and the corresponding Interest Payment Date.

13. Persons Deemed Owners.

            The registered Holder of a Security shall be treated as the owner of it for all purposes.

14. Unclaimed Funds.

            If funds for the payment of principal or premium, if any, or interest or Liquidated Damages if any, remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

15. Legal Defeasance and Covenant Defeasance.

            The Company and the Guarantor may be discharged from their obligations under the Indenture, the Securities and the Guarantee except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guarantee, in each case upon satisfaction of certain conditions specified in the Indenture.

16. Amendment; Supplement; Waiver.

            Subject to certain exceptions, the Indenture, the Securities and the Guarantee may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with an provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guarantee to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of Certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

17. Restrictive Covenants.

            The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make Restricted Payments, to incur Indebtedness, to create Liens.

to sell assets, to permit restrictions on dividends and other payments by Restricted Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets or to engage in transactions with Affiliates. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

18. Defaults and Remedies.

            If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guarantee except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantee unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

19. Trustee Dealings with Company.

            The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

20. No Recourse Against Others.

            No stockholder, director, officer or employee of the Company shall have any liability for any Obligation of the Company under the Securities or the Indenture, or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

21. Authentication.

            This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

22. Abbreviations and Defined Terms.

            Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT
(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

23. CUSIP Numbers.

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

24. Governing Law.

            The laws of the State of New York shall govern the Indenture, this Security and the Guarantee without regard to principles of conflicts of laws.

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE

            Fedders Corporation (the "Guarantor") has unconditionally and irrevocably guaranteed on a senior subordinated basis (such guarantee being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest or premium or Liquidated Damages, if any, on the Securities; whether on the Final Maturity Date, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities and expenses, indemnification or otherwise, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Eleven and Article Twelve of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            The obligations of the Guarantor to the Holders and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness of the Guarantor, to the extent and in the manner provided, in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made.

            No director, officer, employee or stockholder, as such, of the Guarantor shall have any liability under the Guarantee by reason of such person's status as director, officer, employee or stockholder. Each holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Guarantee Indebtedness.

            The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                    FEDDERS CORPORATION


                                    By: _____________________________________
                                        Name:
                                        Title:

                                 ASSIGNMENT FORM

I or we assign and transfer this Security to

________________________________________________________________________________

________________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

________________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:___________________          Signed:______________________________________
                                          (Signed exactly as name appears
                                          on the other side of this Security)

Signature Guarantee:  __________________________________________________________
                      Participant in a recognized Signature Guarantee
                      Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, check the appropriate box:

Section 4.05 [   ]
Section 4.14 [   ]

            If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.05 or Section 4.14 of the Indenture, state the amount: $_____________

Dated:____________________   Your Signature:____________________________________
                                            (Signed exactly as name appears
                                            on the other side of this Security)

Signature Guarantee: ___________________________________________________________
                     Participant in a recognized Signature Guarantee
                     Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                 SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITY(7)

            The following exchanges of a part of this Global Security for Definitive Securities have been made:

                            Amount of                                           Principal Amount             Signature of
                            decrease in            Amount of increase        of this Global Security       authorized officer
                         Principal Amount         in Principal Amount            following such          of Trustee or Security
Date of Exchange     of this Global Security     of this Global Security      decrease (or increase)            Custodian
----------------     -----------------------     -----------------------      ----------------------            ---------



----------
(7)   This should be included only if the Security is issued in global form.

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

Fedders North America, Inc.
Westgate Corporate Center
505 Martinsville Road
P.O. Box 813
Liberty Corner, NJ 07938
Attention: General Counsel

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111-1724
Attention: Corporate Trust Department

      Re: 9 3/8 % Senior Subordinated Notes due 2007

Ladies and Gentlemen:

            Reference is hereby made to the Indenture, dated as of August 24, 1999 (the "Indenture"), among Fedders North America, Inc., as issuer (the "Company"), the Guarantor party thereto and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. ______________, (the "Transferor") owns and proposes to transfer the Security[s] or interest in such Security[s] specified in Annex A hereto, in the principal amount of $___________ in such Security[s] or interests (the "Transfer"), to ___________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

CHECK ALL THAT APPLY

1. |_| Check if Transferee will take delivery of (i) a beneficial interest in the U.S. Global Security or (ii) a Definitive Security pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the U.S. Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

2. |_| Check if Transferee will take delivery of (i) a beneficial interest in a Reg S Global Security or (ii) a Definitive Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the applicable Distribution Compliance Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser) and the interest transferred will be held immediately thereafter through Euroclear or Cedel. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Reg S Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

3. |_| Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

       (a) |_| Such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

       (b) |_| Such Transfer is being effected to the Company or a subsidiary thereof; or

       (c) |_| Such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

       (d) |_| Such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Security or Restricted Definitive Securities and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in a form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Securities at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification and provided to the Company, which has confirmed its acceptability), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Definitive Securities and in the Indenture and the Securities Act.

4. |_| Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Definitive Security.

       (a) |_| Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the indenture and the Securities Act.

       (b) |_| Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities on Restricted Definitive Securities and in the Indenture and the Securities Act.

       (c) |_| Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantor.

_____________________________________      Dated:_______________________________
[Insert Name of Transferor]

By: _________________________________
    Name:
    Title:

                       ANNEX A TO CERTIFICATE OF TRANSFER

1. The Transferor owns and proposes to transfer the following:

      [CHECK ONE OF (a) OR (b)]

      (a)   |_| a beneficial interest in the:

            (i)   |_| U.S. Global Security (CUSIP 313139AD9), or

            (ii)  |_| Reg S Global Security (CUSIP U31334AB8), or

      (b)   |_| a Restricted Definitive Security.

2. After the Transfer the Transferee will hold:

      [CHECK ONE]

      (a)   |_| a beneficial interest in the:

            (i)   |_| U.S. Global Security (CUSIP 313139AD9), or

            (ii)  |_| Reg S Global Security (CUSIP U31334AB8), or

            (iii) |_| Unrestricted Global Security (CUSIP 313139AE7); or

      (b)   |_| a Restricted Definitive Security; or

      (c)   |_| an Unrestricted Definitive Security,

in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

Fedders North America, Inc.
Westgate Corporate Center
505 Martinsville Road
P.O. Box 813
Liberty Corner, NJ 07938
Attention:  General Counsel

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111-1724
Attention:  Corporate Trust Department

      Re: 9 3/8% Senior Subordinated Notes due 2007

Ladies and Gentlemen:

            Reference is hereby made to the Indenture, dated as of August 24, 1999 (the "Indenture"), among Fedders North America, Inc., as issuer (the "Company"), the Guarantor party thereto and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            _________________, (the "Owner") owns and proposes to exchange the Security[s] or interest in such Security[s] specified herein, in the principal amount of $____________ in such Security[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Securities or Beneficial Interests in a Restricted Global Security for Unrestricted Definitive Securities or Beneficial Interests in an Unrestricted Global Security

      (a) |_| Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies
      (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

      (b) |_| Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Definitive Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      (c) |_| Check if Exchange is from Restricted Definitive Security to beneficial interest in an Unrestricted Global Security. In connection with the Owner's Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      (d) |_| Check if Exchange is from Restricted Definitive Security to Unrestricted Definitive Security. In connection with the Owner's Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner's own account without transfer,
      (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and
      (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities for Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities

      (a) |_| Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Definitive Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

      (b) |_| Check if Exchange is from Restricted Definitive Security to beneficial interest in a Restricted Global Security. In connection with the Exchange of the Owner's Restricted Definitive Secu-rity for a beneficial interest in a: [CHECK ONE] |_| U.S. Global Security or |_| Reg S Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantor.


___________________________________
[Insert Name of Owner]


By:________________________________
   Name:
   Title:

Date:______________________________

                                                                       EXHIBIT D

                       FORM OF CERTIFICATE FROM ACQUIRING
                        INSTITUTIONAL ACCREDITED INVESTOR

Fedders North America, Inc.
Westgate Corporate Center
505 Martinsville Road
P.O. Box 813
Liberty Corner, NJ 07938
Attention:  General Counsel

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111-1724
Attention:  Corporate Trust Department

      Re: 9 3/8% Senior Subordinated Notes due 2007

Ladies and Gentlemen:

            Reference is hereby made to the Indenture, dated as of August 24, 1999 (the "Indenture"), among Fedders North America, Inc., as issuer (the "Company"), the Guarantor party thereto and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            In connection with our proposed purchase of $__________ aggregate principal amount of: (a) a beneficial interest in a Global Security, or (b) a Definitive Security, we confirm that:

            1. We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

            2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) outside the United States in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, (D) pursuant to the provisions of Rule 144 under the Securities Act, (E) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an Opinion of Counsel acceptable to the Company or subject to such other provisions set forth in the Indenture related to the Securities) or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Security from us in a transaction meeting the requirements of clauses
(A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

            3. We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you such certifications, legal opinions and other information as you may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

            4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            5. We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

            You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


___________________________________     Dated: _________________________, ______
[Insert Name of Accredited Investor]


By:________________________________
   Name:
   Title: